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JSO\29833-10\168.4



     REVOLVING CREDIT AND TERM LOAN AND SECURITY AGREEMENT

          THIS REVOLVING CREDIT AND TERM LOAN AND SECURITY AGREEMENT is entered into as of December 20, 1996, by and between TL Lease Funding Corp. IV, a Delaware special purpose corporation ("Borrower"), and First Union National Bank of North Carolina ("Lender").

                            RECITALS

          A. Borrower desires to enter into a revolving credit facility with Lender in the principal amount of $75,000,000 for the period specified herein, secured by, among other things, certain equipment leases and interests in related equipment, all as more particularly described below; and

          B.    Lender has agreed to make such facility available
to  Borrower,  but  only  upon  the  terms  and  subject  to  the
conditions  hereinafter  set  forth  and  in  reliance   on   the
representations and warranties set forth herein.

                           AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

          SECTION 1.     DEFINITIONS.

          1.1   Defined  Terms.   As used herein,  the  following
terms have the following meanings:

          "Additional Lease" means a Lease that is added to the Collateral pursuant to Section 10.3.

          "Additional Lease Cut-Off Date" means, with respect to an Additional Lease, the close of business on the last day of the month preceding the related Addition Date.

          "Additional Lease Transfer Agreement" means an Assignment of Additional Assets in the form of Exhibit C to the Contribution and Sale Agreement pursuant to which Additional Leases or Substitute Leases are transferred to Borrower by Trans Leasing.

          "Addition Date" means the date upon which an Additional
     Lease is added to the Collateral pursuant to Section 10.3.

          "Advance Payment" means, with respect to any Lease and any Collection Period, any Scheduled Lease Payment (or portion thereof) with respect to a subsequent Collection Period which the Servicer has received and expressly permitted the related Lessee to make in advance of its scheduled due date and which will be applied to such Scheduled Lease Payment on such due date.

          "Advance Rate" means 93.0%.

          "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5.0%) or more of the stock having ordinary voting power in the election of directors of such Person or of the ownership interests in any partnership or joint venture, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or
     (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall Lender be deemed to be an Affiliate of Borrower for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Aggregate Discounted Lease and Residual Balance" means at any time of determination, an amount equal to the sum of the Discounted Lease and Residual Balances of the Eligible
     Leases.

          "Aggregate Discounted Lease Balance" means at any time of determination, an amount equal to the sum of the Discounted Lease Balances of the Eligible Leases.

          "Agreement" means this Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996, including all amendments, modifications and supplements hereto, renewals, extensions or restatements hereof, and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

          "Anticipated Pay-off Date" means the first Payment Date on which the aggregate Scheduled Principal Payments for such Payment Date and all Payment Dates since the Transition Date equal or exceed the outstanding principal balance of the Loan on the Transition Date.

          "Asset Base" means, as at and for any date of determination, an amount equal to the sum of (a) the Advance Rate multiplied by the Aggregate Discounted Lease Balance and (b) any amounts on deposit in the Collection Account.

          "Asset Base Certificate" means a certificate with appropriate insertions setting forth the components of the Asset Base as of the date of determination for which such certificate is submitted, which certificate shall be substantially in the form set forth in Exhibit C and executed by a Responsible Officer of Borrower.

          "Available Amounts" means:

          (A) For the Transition Date and any Payment Date thereafter, all amounts on deposit in the Collection Account on such Payment Date, other than any amounts (i) representing Scheduled Lease Payments due in a Collection Period after the Collection Period related to such Payment Date or (ii) that were received by the Servicer after the last day of the related Collection Period (other than any payments received under any Swap Agreement then in effect); and

          (B) For any date prior to the Conversion Date, all amounts on deposit in the Collection Account on such date.

          "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States
     Code, and the Bankruptcy Rules promulgated thereunder, as the case may be in effect from time to time.

          "Borrower"  shall  mean TL Lease Funding  Corp.  IV,  a
     Delaware corporation.

          "Borrower's Account" shall mean the account specified in Exhibit I hereto, or such other account as may be specified from time to time by Borrower in writing.

          "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the State of Illinois or North Carolina and is not a day on which banking institutions located in the State of Illinois or North
     Carolina are authorized or permitted by law or other governmental action to close.

          "Casualty  Loss" means, with respect  to  any  item  of
     Equipment,  the  loss,  theft,  damage  beyond   repair   or
     governmental  condemnation  or  seizure  of  such  item   of
     Equipment.

          "Casualty Payment" means any payment under a Lease in connection with a Casualty Loss.

          "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Loan (but not Lender's Income Taxes), (b) Borrower's employees, payroll, income or gross receipts, (c) Borrower's ownership or use of any of its Properties or (d) any other aspect of Borrower's business.

          "Closing Date" has the meaning set forth for such  term
     in  the Contribution and Sale Agreement, which shall be  the
     first   day   TLFC  acquires  assets  from  TLI  under   the
     Contribution and Sale Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, the Treasury Regulations adopted thereunder and the Treasury Regulations proposed thereunder (to the extent Lender, in its sole discretion, reasonably determines that such proposed regulations set forth the regulations that apply in the circumstances), as the same may be in effect from time to time.

          "Collateral" means the collateral described in  Section
     10.1.

          "Collection Account" means the account established pursuant to Section 10.2(a).

          "Collection Period" means a calendar month, except that the first Collection Period shall be the period commencing on the Initial Cut-Off Date and ending on the last day of the month in which the Initial Cut-Off Date occurs. A Collection Period is deemed to be related to the Payment Date occurring in the immediately following Collection Period.

          "Collections" means all payments received on or with respect to the Leases or the related Equipment, including, without limitation, Scheduled Lease Payments, Advance Payments, Servicer Advances, Liquidation Proceeds, Warranty Purchase Prices, Insurance Proceeds, Early Termination Lease Proceeds, Partial Early Termination Lease Proceeds, Expired Lease Proceeds and Prepayments, all as related to amounts attributable to the Equipment and the Leases, but excluding any Excluded Amounts.

          "Commitment Expiration Date" means June 30, 1997.

          "Contribution and Sale Agreement" means the Contribution and Sale Agreement between Borrower and Trans Leasing entered into in connection with this Agreement, in the form of Exhibit E hereto, as the same may from time to time be amended, modified, supplemented or renewed.

          "Conversion Date" means the earlier of (1) the last day of the Collection Period in which the Commitment Expiration Date occurs, (2) the last day of the Collection Period in which an Early Amortization Event occurs, or (3) the date specified by Borrower in a request for conversion to the Term Loan pursuant to Section 3.2.

          "Cut-Off  Date"  means, with respect to  each  Original
     Lease, the Initial Cut-Off Date, with respect to each Additional Lease, the related Additional Lease Cut-Off Date, and with respect to each Substitute Lease, the related Substitute Lease Cut-Off Date

          "Daily Interest" means, for any day, an amount equal to the product of (i) the Interest Rate for such day divided by 360 times (ii) the balance of the Loan for such day.

          "Defaulted Lease" means a Lease as to which (i) the Servicer has determined in its sole discretion, in accordance with its customary servicing procedures, that such Lease is not collectible, or (ii) all or part of a Scheduled Lease Payment thereunder (other than a Skipped Payment, as defined in the Servicing Agreement) is more than 180 days delinquent.

          "Determination   Date"  means,  with   respect   to   a
     Collection Period, the close of business on the last day of such Collection Period.

          "Discounted Equipment Residual Value" means, with respect to any Equipment, at any time of determination, the present value of the Equipment Residual Value of such Equipment, calculated at the Discount Rate in the manner described below:

          In connection with all calculations required to be made pursuant to this Agreement with respect to the determination of Discounted Equipment Residual Values, for any date of determination the "Discounted Equipment Residual Value" for such Equipment shall be calculated assuming:

         (i) all amounts are received on the last day of the Collection Period following the Collection Period in which the related Lease expires in accordance with its terms;

        (ii) amounts are discounted on a monthly basis using a 30-day month and a 360-day year;

       (iii) payments are discounted to the last day of the Collection Period in which the date of determination falls.

           "Discounted Lease Balance" means, with respect to any Lease, at any time of determination, the sum of (i) the present value of all of the remaining Scheduled Lease Payments becoming due under such Lease after such date of determination, calculated monthly at the Discount Rate in the manner described below, and (ii) the aggregate amount of all Scheduled Lease Payments (due after the Cut-Off Date) then due and payable under such Lease which have not been received by the Servicer (other than Scheduled Lease
     Payments to the extent there has been a Servicer Advance with respect thereto); provided, however, that the Discounted Lease Balance of any Defaulted Lease, Early Termination Lease, Expired Lease or Lease purchased by Trans Leasing or the Servicer, or replaced with a Substitute Lease, shall be equal to zero.

           In connection with all calculations required to be made pursuant to this Agreement with respect to the determination of Discounted Lease Balances, for any date of determination the "Discounted Lease Balance" for each Lease shall be calculated assuming:

        (ii) all payments due in any Collection Period are due on the last day of such Collection Period;

      (iii) payments are discounted on a monthly basis using a 30-day month and a 360-day year;

        (iv) payments are discounted to the last day of the Collection Period in which the date of determination falls.

          "Discounted Lease and Residual Balance" means, with respect to any Lease, at any time of determination, the sum of (i) the Discounted Lease Balance plus (ii) the Discounted Equipment Residual Value for all related Equipment; provided, however, that the Discounted Lease and Residual Balance of any Defaulted Lease, Early Termination Lease or Expired Lease or Lease purchased by Trans Leasing or the Servicer, or replaced with a Substitute Lease, shall be equal to zero.

             "Discount   Rate"  means,  as   of   any   date   of
     determination, a per annum rate equal to

          (a) with respect to any date of determination prior to the Transition Date, (A) if at any such date there are no Swap Agreements in effect which provide for payments to be made on the next following Payment Date, the sum of (i) the average of the effective yield on United States Treasury obligations with a remaining maturity closest to the remaining average life of the Leases on such date of determination for the days from the first day of the Collection Period in which such date of determination occurs through (x) the Business Day immediately prior to such date of determination, or (y) if such date of determination is a Determination Date, such Determination Date, (ii) 150 basis points, and (iii) the Servicing Fee Rate, (B) if at any such date there is one or more Swap Agreements in effect which provide for payments to be made on the next following Payment Date and the aggregate notional amount of such Swap Agreements is greater than or equal to the balance of the Loan as of such date, the sum of (i) 75 basis points, (ii) the weighted average fixed rate of interest to be paid by Borrower under all such Swap Agreements and (iii) the Servicing Fee Rate, and (C) if at any such date there is one or more Swap Agreements in effect which provide for payments to be made on the next following Payment Date and the aggregate notional amount of such Swap Agreements is less than the balance of the Loan as of such date, the weighted average of the rates determined pursuant to clauses (A) and
     (B), with the rate in clause (B) weighted by the aggregate notional amount of such Swap Agreements and the rate in clause (A) weighted by the amount the Loan as of such date exceeds the aggregate notional amount of such Swap Agreements, and

          (b) on and after the Transition Date, the fixed rate of interest determined as of the Transition Date equal to the sum of (i) 100 basis points, (ii) the fixed rate of interest to be paid by Borrower under the Swap Agreement required to be maintained under the first sentence of
     Section 8.9(a), plus (iii) the Servicing Fee Rate.

          "Early Amortization Event" means the occurrence of any of the following as of any date prior to the Conversion
     Date:

               (1) Any Servicer Default has occurred under the Servicing Agreement;

               (2) The principal balance of the Loan as of any Determination Date exceeds the Asset Base, as reflected on the Asset Base Certificate prepared as of such Determination Date; provided, that if Borrower cures such condition on or prior to the immediately following Payment Date by the addition of Leases pursuant to
          Section 10.3 or the prepayment of principal (from funds other than Collections) and submits to Lender a revised Asset Base Certificate as of such Determination Date giving effect to such additions and/or prepayments, no Early Amortization Event shall be deemed to have occurred;

               (3) The average of the sum of the Discounted Lease Balances of Leases that are more than 90 days delinquent as of the six (6) preceding Determination Dates exceeds two percent (2%) of the average of the Aggregate Discounted Lease Balance as of such six (6) preceding Determination Dates, as reflected on the most recent Monthly Statement delivered pursuant to the Servicing Agreement; or

               (4) Two (2) times the sum of the Discounted Lease Balances of Leases that became Defaulted Leases in the six (6) preceding Collection Periods exceeds five percent (5%) of the average of the Aggregate Discounted Lease Balances as of the Determination Dates related to such six (6) preceding Collection Periods, as reflected on the most recent Monthly Statement delivered pursuant to the Servicing Agreement.

          "Early Termination Lease" means any Lease that has terminated in full prior to its scheduled expiration date
     (including because of a Casualty Loss), other than a Defaulted Lease.

          "Early  Termination Lease Proceeds" means any  and  all
     cash proceeds or rents realized from the sale or release  of
     Equipment   under  an  Early  Termination  Lease   (net   of
     Liquidation Expenses).

          "Eligible Investment" has the meaning set forth in the Servicing Agreement.

          "Eligible Lease" shall mean any Lease that is not a Defaulted Lease and with respect to which all of the representations and warranties set forth in Section 3.01(a) of the Contribution and Sale Agreement were true as of the date made.

          "Equipment"  means  the  assets  leased  to  a   Lessee
     pursuant to a Lease.

          "Equipment Residual Value" means for any Equipment the anticipated residual value of such Equipment upon the expiration of the related Lease in accordance with its terms (as such residual value is estimated by Trans Leasing on or about the date on which such Lease was originated or acquired by Trans Leasing in accordance with its normal valuation procedures and not including any administrative costs incurred in the realization of such residual value), but not in excess of any purchase option price with respect thereto.

          "Event of Default" means any of the events set forth in
     Section 14.1.

          "Excluded Amounts" means any payments received from or on behalf of a Lessee in connection with any late fees, any taxes, fees or other charges imposed by any Governmental Authority, any insurance premiums or fees, any indemnity payments made by a Lessee for the benefit of the lessor under the related Lease or any payments collected from a Lessee relating to servicing and/or maintenance payments pursuant to the related Lease or maintenance agreement, as applicable.

          "Expired Lease" means any Lease that has terminated on its scheduled expiration date.

          "Expired  Lease  Proceeds"  means  any  and  all   cash
     proceeds  or  rents  realized from the sale  or  release  of
     Equipment   under  an  Expired  Lease  (net  of  Liquidation
     Expenses).

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System and any successor thereto.

          "Filing Locations" has the meaning set forth for such term in the Contribution and Sale Agreement.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by the Securities and Exchange Commission as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "Government  Action"  has  the  meaning  set  forth  in
     Section 14.1(f).

          "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-
     governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to the jurisdiction of which such Person has consented.

          "Income Taxes" means any federal, state, local or foreign taxes based upon, measured by, or imposed upon gross or net income, gross or net receipts, capital, net worth, or the privilege of doing business, including but not limited to the Michigan single business tax, the Massachusetts excise tax, and the Kentucky license tax, and any minimum taxes or withholding taxes based upon any of the foregoing, including any penalties, interest or additions to tax imposed with respect thereto.

          "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all leases of equipment of such Person as lessee, (c) to the extent not included in clause (b), above, all capital leases of such Person as lessee, and (d) all other obligations to make any payment of any kind, whether or not such obligation is contingent upon any event or condition, other than trade payables incurred in the ordinary course of its business.

          "Indemnified  Liability" has the meaning set  forth  in
     Section 15.2(a).

          "Indemnified  Person"  has the  meaning  set  forth  in
     Section 15.2(a).

          "Initial Cut-Off Date" has the meaning set forth for such term in the Contribution and Sale Agreement.

          "Insurance Policy" means with respect to any Lease, an insurance policy covering physical damage to or loss of the related Equipment.

          "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made, to the Servicer under an Insurance Policy.

          "Interest Arrearage" means, with respect to any Payment Date, any Monthly Interest and Interest Arrearage due on the immediately preceding Payment Date, but remaining unpaid as of such Payment Date, together with interest thereon at the Interest Rate for such current Payment Date.

          "Interest Rate" means:

               (A)   for  any day on and prior to the  Transition
          Date, the LIBO Rate for such day plus 75 basis points, and

               (B) for any day after the Transition Date, the LIBO Rate for such day plus 100 basis points.

          "Investment  Company Act" means the Investment  Company
     Act of 1940, as amended (15 U.S.C. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

          "IRS" means the Internal Revenue Service and any successor thereto.

          "Lease" means each agreement, including, as applicable, schedules, subschedules, summary schedules, supplements and amendments to a master lease, pursuant to which (immediately prior to the acquisition thereof by the Borrower) Trans Leasing, as lessor, leases specified assets to a Lessee at a specified monthly or quarterly rental, and which is identified in the List of Leases, including all Original Leases, Additional Leases and Substitute Leases; provided, that, from and after the date on which a Lease is purchased by Trans Leasing pursuant to Section 3.03 of the Contribution and Sale Agreement, a Lease is replaced with a Substitute Lease pursuant to Section 10.4 or all Liquidation Proceeds or other proceeds from the disposition of the related Equipment upon expiration or termination of a Lease have been deposited in the Collection Account, such Lease shall no longer be a Lease for purposes of this Agreement.

          "Lease File" shall have the meaning set forth in the Servicing Agreement.

          "Lessee" means with respect to any Lease, the Person or Persons obligated to make payments with respect to such Lease, including any guarantor thereof.

          "LIBO Rate" means, for any date, the rate per annum for deposits in U.S. Dollars for a period of one month (adjusted for reserves) which appears on the Dow Jones Telerate Service Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by Lender after consultation with Borrower), the rate shall be the Reference Bank Rate. The "Reference Bank Rate" shall be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be four major banks that are engaged in transactions in the London interbank market, selected by Lender after consultation with Borrower) as of 11:00 a.m., London time, on such date for a period of one month (adjusted for reserves) in amounts of not less than U.S.$1,000,000 that are representative for single transactions in such market at such time. Lender shall request the principal London office of each of such reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate shall be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on any such day fewer than two quotations are provided as requested, the rate shall be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by Lender after consultation with Borrower, as of 11:00 a.m., New York City time, on such day to leading European banks for United States dollar deposits for a period of one month (adjusted for reserves) in amounts of not less than U.S.$1,000,000 that are representative for single transactions in such market at such time. If no such quotations can be obtained, the rate shall be the LIBO Rate for the immediately preceding date. Notwithstanding the foregoing, on any date a Swap Agreement is in effect which provides for payments to be made on the next following Payment Date, if the interest rate to be used in determining the amount of payments to be received by Borrower with respect to such Payment Date under such Swap Agreement is not equal to the LIBO Rate determined as described above, the LIBO Rate shall be equal to such interest rate as used in such Swap Agreement.

          "LIBOR Business Day" means any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

          "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

          "Limited Recourse Agreement" means that the Limited Recourse Agreement executed by Trans Leasing in favor of Lender in connection with this Agreement, in the form of Exhibit G hereto, including all amendments, modifications and supplements hereto, renewals, extensions or restatements thereof.

          "Liquidation Expenses" means, with respect to any Lease and the related Equipment, the aggregate amount of out-of-pocket expenses incurred by the Servicer (including amounts paid to any subservicer) in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any such Equipment upon or after the expiration or earlier termination of such Lease (or a portion thereof) and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Lease if it is a Defaulted Lease.

          "Liquidation Proceeds" means, with respect to a Defaulted Lease, proceeds from the sale or release of the Equipment, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Lease and the related Equipment, net of Liquidation Expenses and amounts so received that are required to be refunded to the Lessee on such Lease.

          "List of Leases" means a list, prepared as of the Initial Cut-Off Date, of the Original Leases delivered to Lender by Borrower and certified by a Responsible Officer of Borrower which includes a true and complete list as of the Initial Cut-Off Date, of all Original Leases identified by Lease Number, original Equipment cost, Discounted Lease Balance as of the Initial Cut-Off Date, effective date and the original Lease term, in the form attached hereto as
     Schedule  1 and which shall have attached to it a  list  (in printed, microfiche or computer tape form) showing the Scheduled Lease Payments for each Original Lease as of the Initial Cut-Off Date. The List of Leases shall be deemed supplemented and amended to incorporate therein the amendments delivered in connection with the Additional Leases pursuant to Section 10.3 and Substitute Leases pursuant to Section 10.4 and the deletion of Leases that are repurchased by Trans Leasing pursuant to Section 3.03 of the Contribution and Sale Agreement or replaced pursuant to
     Section 10.4 or with respect to which all Liquidation Proceeds or other proceeds from the disposition of the related Equipment upon expiration or termination thereof have been deposited in the Collection Account.

          "Loan" means the Revolving Loans and the Term Loan.

          "Loan Commitment Amount" means $75,000,000.

          "Loan Document" when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Note, the Contribution and Sale Agreement, the Servicing Agreement and the Limited Recourse Agreement, as the same may from time to time be amended, modified, supplemented or renewed.

          "Material Adverse Effect" means any set of circumstances or events which, individually or in the aggregate, (a) has or would reasonably be expected to have any material adverse effect upon the validity or enforceability of any Loan Document, (b) is or would reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower, or (c) materially impairs or would reasonably be expected to materially impair the ability of Lender to enforce any of its legal remedies pursuant to the Loan Documents.

          "Maturity Date" means the Payment Date following the final date on which a Scheduled Lease Payment is due under any Lease that is included in the Collateral at the close of business on the Transition Date.
          "Monthly Interest" means, for any Payment Date, an amount equal to the sum of the Daily Interest for each day in the related Collection Period.

          "Monthly Statement" shall have the meaning set forth in the Servicing Agreement.

          "Note"  means Borrower's note in the form of Exhibit  A
     hereto,   and   any   and   all  replacements,   extensions,
     substitutions and renewals thereof.

          "Obligations"  has  the meaning set  forth  in  Section
     10.1.

          "Original Lease" means a Lease that is included in the Collateral on the Closing Date.

          "Original Lease Transfer Agreements" means the Assignment of Contributed Assets and the Assignment of Purchased Assets, in the form of Exhibit A and B, respectively, to the Contribution and Sale Agreement, pursuant to which the Original Leases are transferred to Borrower by Trans Leasing.

          "Other  Taxes"  has the meaning set  forth  in  Section
     6.2(b).

          "Payment Date" means (i) the 18th day of each calendar month (other than the month following the month in which the Conversion Date occurs) or if such day is not a Business Day, the immediately following Business Day, commencing in the month next succeeding the month in which the Closing Date occurs, and (ii) for the month following the month in which the Conversion Date occurs, the Transition Date.

          "Payment Schedule" means a schedule, substantially in the form of Exhibit D hereto, setting forth, for each Payment Date occurring after the Transition Date, the Scheduled Principal Payment for such Payment Date, calculated as (a) the sum of all Scheduled Lease Payments on the Leases becoming due in the related Collection Period, after giving effect to the application of any prepayment thereof prior to the Conversion Date, less (b) the Servicing Fee for such Payment Date, less (c) the payment (calculated based on a fixed rate of interest applied to the anticipated balance of the Loan) that will be due to the Swap Counterparty under the Swap Agreement on such Payment Date, less (d) one twelfth of 1.00% of the anticipated balance of the Loan for the last day of the related Collection Period, all calculated assuming no defaults or prepayments under the Leases or on the Term Loan.
               "Partial Early Termination Lease" means any Lease a portion of which relating to particular Equipment has been terminated (including because of a Casualty Loss) prior to its scheduled expiration date.

               "Partial  Early Termination Lease Proceeds"  means
     any and all cash proceeds or rents realized from the sale or re-Lease of Equipment related to the terminated portion of a Partial Early Termination Lease (net of Liquidation Expenses).


          "Permitted Liens" means:

          (b)   Liens  granted  in favor of Lender  or  any  Swap
          Counterparty under or in connection with this Agreement
          (including as contemplated by Section 10.6);

          (c) Liens for Charges if payment shall not at the time be required to be made in accordance with Section 8.3 and for which Borrower has set aside adequate reserves on its books; and

          (d) Liens constituting the rights of Lessees under Leases.

          "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, inn, joint stock company, estate, entity or Governmental Authority.

          "Potential Event of Default" means a condition or event
     which,  after  notice  or  lapse  of  time  or  both,   will
     constitute an Event of Default.

          "Prepayment" means with respect to each Lease, any one or more Scheduled Lease Payments which are received in advance of their scheduled due date from the Lessee (including early termination payments under any Early Termination Lease or Partial Early Termination Lease), any Liquidation Proceeds, Casualty Payments or Insurance Proceeds or otherwise, other than Advance Payments.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

          "Regulations G, T, U and X" means, collectively, Regulations G, T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 207, 220, 221 and 224, respectively) and any other regulation in substance substituted therefor.

          "Responsible Officer" of any Person means  any  of  the
     President,   Executive  Vice  President,   Vice   President,
     Finance,  Chief  Financial Officer, Treasurer  or  Corporate
     Controller of such Person.

          "Restricting Event" shall be deemed to exist on any Payment Date on which any of the following conditions has occurred and is continuing: (1) a Servicer Default under the Servicing Agreement, (2) the average of the sum of the Discounted Lease Balances of Leases that are more than 90 days delinquent as of the six (6) preceding Determination Dates exceeds three percent (3%) of the average of the Aggregate Discounted Lease Balances as of such six (6) preceding Determination Dates, as reflected on the most recent Monthly Statement delivered pursuant to the Servicing Agreement, or (3) two (2) times the sum of the Discounted Lease Balances of Leases that became Defaulted Leases in the six (6) preceding Collection Periods exceeds seven and one-half percent (7.5%) of the average of the Aggregate Discounted Lease Balances as of the Determination Dates related to such six (6) preceding Collection Periods, as reflected on the most recent Monthly Statement delivered pursuant to the Servicing Agreement.

          "Revolving  Loan" has the meaning set forth in  Section
     2.1.

          "Scheduled Lease Payments" means with respect to any Lease, the monthly or quarterly rent payments scheduled to be made by the related Lessee under the terms of such Lease after the related Cut-Off Date or, with respect to any Substitute Lease, after the applicable Substitution Cut-Off Date, in each case after giving effect to any adjustments as a result of a portion of such Lease being terminated prior to its scheduled expiration date (it being understood that Scheduled Lease Payments do not include any Excluded Amounts)
 .
          "Scheduled Principal Payment" shall mean, for each Payment Date, the amount set forth on the Payment Schedule for such Payment Date.

          "SEC" means the Securities and Exchange Commission and any successor thereto.

          "Servicer" means Trans Leasing, in its capacity as the Servicer under the Servicing Agreement, or any successor servicer under the Servicing Agreement.

          "Servicer Advance" shall have the meaning set forth for such term in the Servicing Agreement.

          "Servicer Default" has the meaning specified in the Servicing Agreement.

          "Servicing Agreement" means the Servicing Agreement among Borrower, Trans Leasing, as Servicer, and Lender entered into in connection with this Agreement, in the form of Exhibit F hereto, as the same may from time to time be amended, modified, supplemented or renewed.

          "Servicing Fee" means, for any Payment Date, the monthly servicing fee payable to the Servicer for its services under the Servicing Agreement, which shall be equal to one-twelfth of the product of the Servicing Fee Rate and the Aggregate Discounted Lease and Residual Balance on the related Determination Date.

          "Servicing Fee Arrearage" means, for any Payment Date, any Servicing Fee payable to the Servicer on a prior Payment
     Date, but remaining unpaid as of such Payment Date.

          "Servicing Fee Rate" means 1.00% per annum.

          "Servicer's Account" shall mean the account specified in Exhibit I hereto, or such other account as may be specified from time to time by the Servicer in writing.

          "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or action, for which such Person's property would constitute unreasonably small capital.

          "Specified   Portfolio   Characteristics"   means   the
     representations   and  warranties  set  forth   in   Section
     3.01(a)(xxi) of the Contribution and Sale Agreement

          "Substitute Lease" means a Lease that is added to the Collateral pursuant to Section 10.4.

          "Substitute Lease Cut-Off Date" means, with respect to an Substitute Lease, the close of business on the last day of the month preceding the related Substitution Date.

          "Substitution  Date"  means  the  date   on   which   a
     Substitute  Lease  is  added to the Collateral  pursuant  to
     Section 10.4.

          "Swap Agreement" means an interest rate swap agreement or a combination of other derivatives which have the net effect of creating a synthetic interest rate swap agreement between Borrower and a Swap Counterparty providing for payment of the LIBO Rate to Borrower in return for a fixed rate of interest by Borrower, in each case, on a notional amount based on the anticipated outstanding principal balance of the Loan over the period the Swap Agreement is effective anticipated on the date the Swap Agreement is executed.

          "Swap Breakage Costs" means the payment, if any, necessary in order to induce the Swap Counterparty to decrease the notional amount of the Swap Agreement or to enter into a revised Swap Agreement in order to provide for an effective notional amount equal to the outstanding principal balance of the Loan.

          "Swap  Breakage  Event" has the meaning  set  forth  in
     Section 8.9.

          "Swap Counterparty" means the counterparty on the  Swap
     Agreement.

          "Swap Counterparty Account" shall mean the account specified in the Swap Agreement for payments to the Swap
     Counterparty.

          "Term Loan" has the meaning set forth in Section 2.2.

          "Term Loan Monthly Principal" means, with respect to a Payment Date, the sum of (i) the Scheduled Principal Payment for such Payment Date, (ii) the Term Loan Principal Payment Arrearage for such Payment Date, and (iii) unless a Substitute Lease was substituted therefor in accordance with
     Section  10.4,  an amount equal to (A) the Discounted  Lease
     Balance of any Lease that (a) became a Defaulted Lease during the preceding Collection Period, (b) became an Early Termination Lease prior to its scheduled expiration for any other reason (including a Casualty Loss) during the related Collection Period, or (c) was required to be repurchased by Trans Leasing pursuant to Section 3.03 of the Contribution and Sale Agreement during the related Collection Period and
     (B) the Discounted Lease Balance of the terminated portion of any Lease that became a Partial Early Termination Lease; provided, that the Term Loan Monthly Principal shall equal the entire outstanding principal balance of the Term Loan on the Maturity Date; and provided, that the Term Loan Monthly Principal shall never exceed the outstanding principal balance of the Note.

          After the Transition Date, in the event that Borrower shall have failed to deliver all of the documents required by Section 3.2, the Term Loan Monthly Principal shall equal all Available Amounts remaining on deposit in the Collection Account after payment of the amounts set forth in clauses
     (1) through (6) of Section 6.1(b) until such documents are delivered to Lender provided, that the Term Loan Monthly Principal shall never exceed the outstanding principal balance of the Note.

          "Term Loan Monthly Principal Arrearage" means, for any Payment Date, that portion of the Term Loan Monthly Payment that was due on the immediately preceding Payment Date, that was not paid on such immediately preceding Payment Date.

          "Transition Date" means the fifth day of the month following the month in which the Conversion Date occurs, or if such day is not a Business Day, the immediately following
     Business Day.

          "Trans  Leasing"  means  Trans  Leasing  International,
     Inc., a Delaware corporation.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of Lender in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Warranty Event" has the meaning provided in the Contribution and Sale Agreement.

          "Warranty Purchase Price" means, with respect to a Lease and date of determination, an amount equal to the Discounted Lease Balance as of the preceding Determination Date, plus one month's interest thereon at the Interest Rate for the preceding Payment Date, plus the amount of any unreimbursed Servicer Advances with respect to such Lease, but in no event greater than the Discounted Lease Balance of such Lease as of the related Cut-Off Date.

          SECTION  2.      COMMITMENT TO LEND.   Subject  to  the
terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Lender agrees:

          2.1 Revolving Loans. To make loans from time to time as provided in Section 3.1(a), Section 3.1(b), Section 3.1(c),
Section 3.1(f) and Section 3.2(b) on or prior to the Transition Date (collectively called the "Revolving Loans" and individually called a "Revolving Loan") to Borrower, which Revolving Loans Borrower may from time to time repay and reborrow during the period from the date hereof to and including the Transition Date, but not exceeding in the aggregate at any one time outstanding the Loan Commitment Amount.

          2.2   Term Loan.  On the Transition Date, the Revolving
Loans shall convert to a term loan (the "Term Loan").

          SECTION  3.      BORROWING  PROCEDURES;  CERTAIN   LOAN
TERMS.

          3.1   Borrowing Procedures for Revolving Loans;  Deemed
Requests for Amounts Due on each Payment Date.

          (a) Subject to the limitation set forth in Section 2.1, Borrower may request an initial Revolving Loan on any date prior to the Commitment Expiration Date in an amount up to the product of (i) the Advance Rate and (ii) the sum of the Discounted Lease Balance of the Original Leases that are to become part of the Collateral in accordance with Section 10.3 on the Borrowing Date.
          (b) Subject to the limitation set forth in Section 2.1, Borrower may request Revolving Loans on any date prior to the Conversion Date in an amount up to the product of (i) the Advance Rate and (ii) the sum of the Discounted Lease Balances of Additional Leases that are added to the Collateral in accordance with Section 10.3 on the day of such request (calculated using the Discount Rate for such date). Each such request shall be accompanied by an Addition Certificate in the form of Exhibit J hereto signed by a Responsible Officer (x) indicating the sum of the Discounted Lease Balances of Additional Leases that are added to the Collateral in accordance with Section 10.3 on the day of such request and (y) certifying that the requirements of Section
10.3 have been satisfied and that the conditions precedent set forth in Section 12 have been satisfied.

          (c) Subject to the limitation set forth in Section 2.1, prior to the Conversion Date, on any date during any Collection Period Borrower may request a Revolving Loan in an amount equal to the amount, if any, by which the Asset Base reflected on the Asset Base Certificate delivered pursuant to
Section 8.1(a) as of the preceding Determination Date, exceeds the outstanding principal balance of the Loan as of such Determination Date.

          (d) Borrower shall give Lender prior written notice or telephonic notice followed within one day by written notice of each requested Revolving Loan under Section 3.1(a), (b) or (c). Each such notice shall be in the form of Exhibit B-1 hereto and shall specify (i) the borrowing date (which shall be a Business
Day), and (ii) the amount of the Revolving Loan. Each request for a Revolving Loan shall be received by Lender not later than 11:00 a.m., Charlotte time, two (2) Business Days prior to the borrowing date with respect to such requested Revolving Loan. Each Revolving Loan shall be in a minimum aggregate amount of $100,000. Each such written notice shall be irrevocable.

          (e) On or before 11:00 a.m., Charlotte time, on the borrowing date specified for a requested Revolving Loan, provided that all conditions precedent set forth herein to the making of such requested Revolving Loan have been satisfied (unless waived in accordance with the provisions of this Agreement) Lender shall make funds available in the amount of such requested Revolving Loan to Borrower by wire transfer to Borrower's Account.

          (f) On each Payment Date through and including the Transition Date, Borrower, without any action, shall be deemed to have irrevocably requested a Revolving Loan in an amount equal to the sum of (i) the Servicing Fee and any Servicing Fee Arrearage for such Payment Date and (ii) the Monthly Interest due on such Payment Date and any Monthly Interest Arrearage for such Payment Date, to the extent that such amounts have not previously been paid and funds are not available therefor as described in Section 6.1(a). Lender shall remit the proceeds of such Revolving Loan on such Payment Date in the manner set forth in Section 6.1(a).

          3.2   Transition to Term Loan; Final Revolving Loan  or
Draw on Limited Recourse Agreement.

          (a) Borrower may, at its option, give Lender a written request ("Request") to convert the Revolving Loans to the Term Loan. The Request shall be in the form of Exhibit B-2 hereto and shall specify (i) the Conversion Date (which shall be the last day of a Collection Period) and (ii) Borrower's estimate of the fixed rate of interest that will be payable to the Swap Counterparty under the Swap Agreement required to be maintained under the first sentence of Section 8.9(a). The Request shall be received by Lender not later than 11:00 a.m., Charlotte time, two
(2)  Business  Days  prior to the Conversion Date.   The  Request
shall be irrevocable.

          (b) No later than 11:00 a.m., Charlotte time, on the Transition Date, Borrower shall deliver a completed Asset Base Certificate to Lender reflecting the Asset Base as of the
Conversion Date (calculated using the Discount Rate for the Transition Date). On the Transition Date, Lender shall make a final Revolving Loan in the amount equal to the amount, if any, by which (i) the lesser of (A) the Asset Base reflected on such Asset Base Certificate and (B) the Loan Commitment Amount, exceeds (ii) the outstanding principal balance of the Loan, taking into account the Revolving Loan made on the Transition Date pursuant to Section 3.1(f). Alternatively, on the Transition Date, Lender shall require Trans Leasing to make a contribution to Borrower in the amount, if any, required under the Limited Recourse Agreement.

          (c) On or prior to the Transition Date, Borrower shall arrange for and enter into the Swap Agreement with the Swap Counterparty. Borrower shall deliver to Lender evidence that it has entered into the Swap Agreement no later than the second Business Day following the Transition Date. Borrower shall deliver to Lender the Payment Schedule no later than the fifth Business Day after the Transition Date. Borrower shall deliver to Lender a copy of the executed Swap Agreement as soon as practicable, but in no event later than the thirtieth day following the Transition Date.

          3.3 Capital Adequacy. On or prior to the Transition Date, if Lender shall reasonably determine that the application or adoption of any law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy, or any change therein or in the interpretation or administration thereof, whether or not having the force of law (including, without limitation, application of changes to Regulation H and Regulation Y of the Federal Reserve Board issued by the Federal Reserve Board on January 19, 1989 and regulations of the Comptroller of the Currency, Department of the Treasury, 12 CFR
Part 3, Appendix A, issued by the Comptroller of the Currency on January 27, 1989) increases the amount of capital required or expected to be maintained by Lender or any Person controlling Lender, and such increase is based upon the existence of Lender's obligations hereunder to make the Revolving Loans and other commitments of this type, then from time to time, within 10 days after demand from Lender accompanied by the certificate described in the second following sentence, Borrower shall pay to Lender such amount or amounts as will reasonably compensate Lender or such controlling Person, as the case may be, for such increased capital requirement. The determination of any amount to be paid by Borrower under this Section 3.3 shall take into consideration the policies of Lender or any Person controlling Lender with respect to capital adequacy and shall be based upon reasonable averaging, attribution and allocation methods. A certificate of Lender setting forth the calculation of the amount or amounts as shall be necessary to reasonably compensate Lender as specified in this Section 3.3 shall be delivered to Borrower and shall be conclusive in the absence of manifest error.

          SECTION 4.     INTEREST AND FEES.

          4.1 Revolving Loans. The Monthly Interest Amount and any Interest Arrearage for any Payment Date through and including the Transition Date shall be due and payable on such Payment Date as described in Section 6.1(a).

          4.2   Term Loan.  The Monthly Interest and any Interest
Arrearage for each Payment Date after the Transition Date shall be due and payable on such Payment Date after the Transition Date as described in Section 6.1(b).

          4.3 Method of Calculating Interest and Fees. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

          SECTION 5.     REPAYMENT OF PRINCIPAL.

          5.1  Revolving Loan Principal Payments.

          (a)    Mandatory  Prepayments.   There  shall   be   no
mandatory payments of principal on the Revolving Loans, except for an acceleration of the Revolving Loans pursuant to Section
14.3.

          (b)  Optional Prepayments.

         (i) Prior to the Transition Date, Borrower may from time to time, in an amount not less than $100,000 upon prior written or telephonic notice received by Lender on or prior to the date of such prepayment, prepay the principal of the Revolving Loans in whole or in part, without penalty.

       (ii) On and prior to the Conversion Date, any Available Amounts on deposit in the Collection Account at 2:00 p.m., Charlotte time, on any Business Day shall be withdrawn by Lender and applied as a principal payment, unless Borrower shall have instructed Lender in writing or by telephone, followed within one Business Day by written confirmation, not to apply such amount as a principal payment.

          5.2  Term Loan Principal Payments.

          (a) Mandatory Scheduled Prepayments and Arrearages. The Term Loan Monthly Principal Amount shall be payable on each Payment Date after the Transition Date; provided that the entire outstanding principal balance of the Term Loan shall be due and payable on the Maturity Date.

          (b) Optional Prepayments. On the Transition Date and on any Payment Date thereafter, Borrower may in an amount not less than $100,000 upon at least one Business Day's prior written or telephonic notice received by Lender, prepay the principal of the Term Loan in whole or in part; provided that (i) such prepayment shall be made after payment of the amounts described in clauses (1) through (7) of Section 6.1(b) for such Payment Date, and (ii) Borrower shall have paid any Swap Breakage Costs incurred in connection with any corresponding reduction in the notional balance on the Swap Agreement. Optional prepayments of principal under this Section 5.2(b) shall not be deemed to include any amounts included in the definition of Term Loan Monthly Principal.

          5.3 Prepayment of Loan upon Sale of Other Notes. The outstanding principal balance of the Loan, together with all accrued and unpaid principal, interest, fees and other amounts then due and owing hereunder shall be due and payable upon the sale to third parties of an interest in any or all of the Collateral or notes secured by (or other instruments representing interests in) any or all of the Collateral. In connection therewith, Lender shall release its security interest in the Collateral and execute all documents reasonably requested by Borrower in connection therewith, including UCC-3 termination statements.

          SECTION  6.      APPLICATION OF AMOUNTS ON  DEPOSIT  IN
COLLECTION ACCOUNT.

          6.1    Application  of  Amounts  on  Deposit   in   the
Collection Account.

          (a) On each Payment Date prior to the Conversion Date and on the Transition Date, Lender shall apply Available Amounts on deposit in the Collection Account and proceeds of the Revolving Loan made on such Payment Date under Section 3.1(f) to pay the following amounts in the following priority:

          (1)  to the Servicer by wire transfer to the Servicer's
     Account, any Servicing Fee Arrearage;

          (2)  to the Servicer by wire transfer to the Servicer's
     Account, any other accrued and unpaid Servicing Fee;

          (3) to the Swap Counterparty, if any, by wire transfer to the Swap Counterparty Account, any amounts due to the Swap Counterparty under any Swap Agreement then in effect;

          (4)  to Lender, any Interest Arrearage for such Payment
     Date; and

          (5)   to  Lender, the Monthly Interest for such Payment
     Date.

          (b)   On  each Payment Date after the Transition  Date,
Lender shall apply Available Amounts on deposit in the Collection
Account to pay the following amounts in the following priority:

          (1)   to  the Servicer by wire transfer to the Servicer
     Account, the amount of any unreimbursed Servicer Advances and advances for Swap Breakage Costs that are reimbursable pursuant to the Servicing Agreement;

          (2)   to  the Servicer by wire transfer to the Servicer
     Account any Servicer Fee Arrearage for such Payment Date;
          (3)   to  the Servicer by wire transfer to the Servicer
     Account the Servicing Fee for such Payment Date;

          (4) to the Swap Counterparty by wire transfer to the Swap Counterparty Account, (A) any amounts due to the Swap Counterparty under the Swap Agreement, and (B) any Swap Breakage Costs not advanced by the Servicer pursuant to
     Section 2.9(h) of the Servicing Agreement or paid by Borrower pursuant to Section 5.2(b);

          (5)  to Lender, any Interest Arrearage for such Payment
     Date;

          (6)   to  Lender, the Monthly Interest for such Payment
     Date; and

          (7) to Lender, the Term Loan Monthly Principal for such Payment Date.

          (c) On each Payment Date after the Transition Date, any Available Amounts remaining in the Collection Account after all payments are made in full pursuant to Section 6.1(b) shall be applied as follows:

          (1) if a Restricting Event then exists, such amounts shall remain on deposit in the Collection Account; and

          (2) if no Restricting Event then exists, such amounts shall be released to Borrower by wire transfer to the Borrower's Account.

          (d) After the Conversion Date, all amounts in the Collection Account constituting Advance Payments shall be held in the Collection Account until such time as they constitute
Available Amounts.

          (e) Nothing herein shall in any way limit Lender's rights with respect to the Collection Account or any other
Collateral upon an Event of Default as set forth in Section 14.3.

          6.2  Taxes.

          (a) Any and all payments by Borrower to Lender under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, excluding any Income Taxes of Lender ("Taxes")).
          (b) In addition, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (other than Income Taxes of Lender) which arise from any payment made hereunder or from the execution, delivery of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes"); except for any Other Taxes that may be paid without penalty and are being contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP.

          (c) Borrower shall indemnify and hold harmless Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 6.2) paid by Lender and any liability
(including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted;
provided, that Lender shall pay and seek indemnification hereunder only if it reasonably believes such amounts are due. Payment under this indemnification shall be made within thirty
(30) days from the date Lender makes written demand therefor and provides written evidence of payment thereof or a copy of any invoice therefor showing such payment is due (or if later, the date such payment is due), in each case reasonably satisfactory to Borrower and together with any related information that Borrower may reasonably request. The determination of any amount to be paid by Borrower under this Section 6.2(c) shall be based upon reasonable attribution and allocation methods. A certificate of Lender setting forth the calculation of the amount or amounts as shall be necessary to reasonably indemnify Lender as specified in this Section 6.2(c) shall be delivered to Borrower and shall be conclusive in the absence of manifest error.

          (d) If Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to Lender then:

        (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this
     Section 6.2) Lender, shall receive an amount equal to the sum it would have received had no such deductions been made;

       (ii)    Borrower shall make such deductions, and

      (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e) The obligations in this Section 6.2 shall survive the termination of the Loan Documents and payment of all other
Obligations.

          SECTION   7.        BORROWER'S   REPRESENTATIONS    AND
WARRANTIES.

          Borrower hereby makes the following representations and warranties to Lender, as of the date hereof (other than those contained in Section 7.12) and as of the date of each Revolving
Loan:

          7.1 Existence and Power. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and licensed as a foreign corporation and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification, except where failure to be so qualified and licensed would not have a Material Adverse Effect. Borrower has the corporate power and authority, rights and franchises to own its Property and to carry on its business as now conducted.
Borrower has the corporate power and authority to execute, deliver and perform the terms of the Loan Documents (to the extent it is a party thereto) and all other instruments and documents contemplated hereby or thereby

          7.2 Loan Documents and Note Authorized; Binding Obligations. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which Borrower is a party and payment of the Note have been duly authorized by all necessary corporate action on the part of Borrower. The Loan Documents upon execution will constitute legally valid and binding obligations of Borrower, enforceable against Borrower, to the extent Borrower is a party thereto, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is at law or in equity.

          7.3 No Conflict; Legal Compliance. The execution, delivery and performance of this Agreement, and each of the other Loan Documents to which it is a party will not: (a) contravene any provision of Borrower's certificate of incorporation or bylaws; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, which contravention, conflict or violation, in the aggregate, would have a Material Adverse Effect; or (c) violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument to which Borrower is a party or by which Borrower, or its Property is bound or affected, which violation, breach or default would have a Material Adverse Effect. Borrower is not in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, the non-compliance with, the violation or breach of or the default under which would have a Material Adverse Effect.

          7.4 Executive Offices. Borrower's only places of business are located in Northbrook, Illinois and Wilmington, Delaware and its only mailing addresses are 3000 Dundee Road, Northbrook, Illinois 60062 and 1209 Orange Street, Wilmington, Delaware 19801.

          7.5 Litigation. To the best of Borrower's knowledge, there are no claims, actions, suits, proceedings or other litigation pending or threatened against Borrower, at law or in equity before any Governmental Authority or, to the best of Borrower's knowledge, any investigation by any Governmental Authority of Borrower's Properties.

          7.6 Consents and Approvals. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, that has not been obtained prior to the date hereof, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken.

          7.7 Other Agreements. Borrower is not a party to any material agreements other than such agreements as are contemplated by this Agreement, the Note, the Contribution and Sale Agreement, the Servicing Agreement and the Swap Agreement, the Amended and Restated Contribution and Sale Agreement, the Pooling and Servicing Agreement and the Trust Agreement, each dated as of October 6, 1995, and the Amended and Restated Contribution and Sale Agreement, the Pooling and Servicing Agreement and the Trust Agreement, each dated as of November 26, 1996, or as otherwise expressly provided for by any such agreement.

          7.8 Margin Regulations. The proceeds of the Revolving Loans under this Agreement will be used only to purchase Leases from Trans Leasing under the Contribution and Sale Agreement, to pay dividends to Trans Leasing and for other matters as contemplated hereunder. None of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which would cause the Loan to be considered a "purpose credit" within the meaning of Regulations G, T, U and X.

          7.9 Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by Borrower have been filed with the appropriate Governmental Authorities, except where the failure to file is reasonably likely to have a Material Adverse Effect, and all material Charges and other impositions shown thereon to be due and payable by Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Borrower has paid when due and payable all material Charges upon the books of Borrower and no Government Authority has asserted any Lien against Borrower with respect to unpaid Charges. All material amounts have been withheld by Borrower from its employees for all periods in compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

          7.10 Solvency.  Borrower is Solvent.

          7.11 Representations and Warranties. To the knowledge of Borrower, each of the representations and warranties made by the Trans Leasing in Section 3.01(a) of the Contribution and Sale Agreement are true as of the date such representations and warranties speak. Borrower has taken no action to cause such representations and warranties not to be true as of the date made.

          7.12 Good Title to the Collateral; First Priority Security Interest. Borrower owns the Collateral free and clear of any Lien (including any Lien of any vendor of Equipment), except for Permitted Liens. This Agreement creates in favor of Lender a valid security interest in Borrower's interest in the Collateral. Such security interest is and will be a first priority security interest, except (i) with respect to any Equipment not located in the Filing Locations (which constitute the States in which Equipment under Original Leases constituting at least 75% of the Aggregate Discounted Lease Balance as of the Initial Cut-Off Date is located (based on billing addresses of the related Lessees)), (ii) with respect to any Equipment located in the Filing Locations, after all filings have been made in accordance with Section 8.12, and, with respect to any vehicles included in the Collateral, subject to the effects of any applicable state vehicle titling statutes and (iii) for the interest of any Swap Counterparty as set forth herein. Pursuant to the Servicing Agreement, Trans Leasing shall retain possession of the Lease Files in its capacity as Servicer.

          7.13 Investment Company Act. Borrower is not required to be registered as an investment company for purposes of the Investment Company Act.

          SECTION 8.     BORROWER'S AFFIRMATIVE COVENANTS.

          Borrower covenants and agrees that, until full complete and indefeasible payment and performance of the Obligations, unless Lender shall otherwise consent in writing, Borrower covenants and agrees as follows:

          8.1   Asset  Base Certificates; Additional  Access  and
Information.

          (a) Not later than the second Business Day preceding each Payment Date prior to the Conversion Date, Borrower shall deliver to Lender an Asset Base Certificate reflecting the Asset Base as of the preceding Determination Date, duly executed by Borrower and signed by a Responsible Officer of Borrower, with appropriate insertions.

          (b) Promptly upon request by Lender, Borrower will furnish (or cause the Servicer to furnish) to Lender any information which is in Borrower's (or the Servicer's) possession reasonably relating to the Collateral which Lender reasonably requests, including information which is reasonably necessary in order for Lender to enforce its rights under this Agreement. In addition Borrower will (or shall cause the Servicer to) provide Lender with access to the Lease Files and any documentation regarding the Collateral which is in Borrower's (or the Servicer's) possession in order to permit Lender to obtain any such information. Such access will be afforded without charge, but only (i) upon reasonable request and with reasonable notice,
(ii) during normal business hours, (iii) subject to Borrower's normal security and confidentiality procedures and (iv) at offices designated by Borrower. Nothing in this Section 8.1(b) will derogate from any obligation under this Agreement or obligation of Borrower, Lender or the Servicer to observe any applicable law or agreement prohibiting disclosure of information regarding the Lessees, and the failure of Borrower or the Servicer to provide information or access as provided in this
Section 8.1(b) by reason of any such obligation will not constitute a breach of this Section 8.1(b); provided that it has provided Lender a written explanation of the reason such disclosure may not be made indicating the applicable law or agreement.

          (c) Promptly upon any Responsible Officer of Borrower obtaining knowledge (i) of any condition or event which constitutes an Event of Default or Potential Event of Default under this Agreement, (ii) that any Person has given any notice to Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 14.1(b) or (c), (iii) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of Borrower of any amount or any adverse judgment in any litigation involving a potential liability of Borrower of any amount, Borrower shall deliver to Lender a certificate of Borrower signed by a Responsible Officer of Borrower, specifying the notice given or action taken by such Person and the name of such claimed default, Event of Default, Potential Event of Default, event or condition and what action Borrower has taken, is taking and proposes to take with respect thereto.

          8.2 Existence; Compliance with Law, Books and Records, Commingling of Funds. Borrower shall (a) keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware and all of its licenses, permits, governmental approvals, rights, privileges and franchises necessary in the normal conduct of its business as now conducted or presently proposed to be conducted; (b) obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the rights of Lender under this Agreement; (c) comply with (i) the provisions of its certificate of incorporation and bylaws and (ii) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority, except to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect, (d) maintain its books and records separate from the books and records of any other entity and (e) maintain separate bank accounts and, except as contemplated by this Agreement and the Servicing Agreement, not permit funds of Borrower to be commingled with funds of any other entity.

          8.3 Taxes and Other Liabilities. Promptly pay and discharge all material Charges when due and payable, except (i) such as may be paid thereafter without penalty or (ii) such as are being contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Borrower shall promptly notify Lender of any material challenge, contest or proceeding pending by or against Borrower before any taxing authority.

          8.4 Notice of Liens. Borrower will notify Lender of the existence of any Lien (except Permitted Liens) on any of the Collateral immediately upon discovery thereof and Borrower shall defend the security interest of Lender in the Collateral granted hereby (now existing or hereafter created) against all claims of third parties claiming through or under Borrower.

          8.5 Obligations with Respect to Leases. Borrower will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease and will do nothing to impair the rights of Lender in the Leases. As long as there is no event of default of any of the provisions of the applicable Lease, Borrower will not disturb the Lessee's quiet and peaceful possession of the related Equipment and the Lessee's unrestricted use thereof for its intended purpose.

          8.6 Preservation of Security Interest. Borrower shall execute and file (or cause the Servicer to file) such continuation statements and any other documents and take such other actions which may be required by law to fully preserve and protect the security interest of Lender in the Collateral granted hereby; provided that Borrower shall not be required to file financing statements or any related agreements or documentation with respect to any Equipment not located in the Filing
Locations, the financing statements to be filed in the Filing Locations other than the States of Delaware and Illinois will not be filed until after the Closing Date (and the Borrower agrees to make such filings within 5 Business Days of the Closing Date) and Borrower shall not be required to cause the title to any Equipment consisting of motor vehicles to be marked to indicate the transfer from Trans Leasing to Borrower under the Contribution and Sale Agreement or the security interest of Lender granted hereby, and the Servicer may retain possession of the Lease Files in accordance with the Servicing Agreement. Within 30 days of each six-month anniversary of the date of this Agreement, Borrower shall obtain and deliver to Lender a copy of UCC, judgment and tax lien searches, or updates since the date of the last search supplied to Lender, with respect to each of Borrower and Trans Leasing in the States of California, Delaware, Florida, Illinois, New York, Pennsylvania and Texas.

          8.7 Consolidated Return. Borrower and Trans Leasing are members of an affiliated group within the meaning of section 1504 of the Code which has filed, and will continue to file, a consolidated return for federal income tax purposes at all times until the termination of this Agreement and satisfaction in full of all Obligations of Borrower hereunder.

          8.8 Taxable Income from the Leases. Borrower shall treat the Leases as owned by it for federal income tax purposes. The affiliated group of which Borrower is a member, within the meaning of section 1504 of the Code, shall treat the Leases as owned by Borrower for federal income tax purposes, shall report and include in gross income for Income Tax purposes in its consolidated, combined or unitary return the rental and other income from the Leases and the Equipment and shall deduct the interest paid or accrued, in accordance with its applicable method of accounting for federal income tax purposes, with respect to the Note.

          8.9 Maintenance of Swap Agreement. After the Conversion Date, Borrower shall maintain a Swap Agreement with a notional amount based on the outstanding principal balance of the Loan with a Swap Counterparty reasonably acceptable to Lender. If on any Payment Date after the Transition Date, after the payments set forth in Section 6.1(b) are made, the notional amount of the Swap Agreement on which payments for the next succeeding Payment Date are to be made exceeds the outstanding principal balance of the Loan by more than $500,000 (a "Swap Breakage Event"), Borrower shall, within two (2) Business Days, enter into a revised Swap Agreement or an offsetting swap agreement, and within 30 days, deliver to Lender a copy of the revised Swap Agreement. Any Swap Breakage Costs associated therewith shall be reimbursed or paid in accordance with Section 6.1(b).

          8.10 Contribution and Sale Agreement. Borrower shall, on its own behalf and on behalf of Lender, enforce all of its rights under the Contribution and Sale Agreement.
          8.11 Borrower's Identity. Borrower shall use its best efforts to avoid the appearance of conducting business on behalf of Trans Leasing or any Affiliate of Trans Leasing (other than Borrower). Borrower shall conduct its business solely in its own name so as not to mislead others as to the identity of the Person with which such others are concerned.

          8.12 Filing Locations. Within 10 days after the Closing Date, Borrower shall have delivered to Lender acknowledgment copies (or other evidence of filing satisfactory to Lender) of financing statements filed with the appropriate offices in the Filing Locations naming Borrower as debtor, Lender as secured party and the Equipment under Leases included in the Asset Base as Collateral on the Closing Date (or other evidence satisfactory to Lender).

          SECTION 9.     BORROWER'S NEGATIVE COVENANTS.

          Except as contemplated by this Agreement, the Servicing Agreement or the Contribution and Sale Agreement, until full, complete and indefeasible payment and performance of the Obligations, unless Lender shall otherwise consent in writing, Borrower covenants and agrees as follows:

          9.1 Liens; Negative Pledges; and Encumbrances. Borrower shall not create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of the Collateral, whether now or hereafter owned, leased or acquired, except for Permitted Liens.

          9.2 Indebtedness and Guarantees. Borrower shall not create, incur, assume or suffer to exist any Indebtedness, and shall not guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of any other Person, other than (a) trade payables and expense accruals in connection with its operations in the normal course of business, (b) Obligations to Lender arising under this Agreement and the other Loan Documents, (c) in connection with any Swap Agreement, including any Swap Agreement required to be maintained pursuant to Section 8.9 hereof, (d)
pursuant to the Pooling and Servicing Agreement, dated as of October 6, 1995, or as permitted thereunder and (e) pursuant to the Pooling and Servicing Agreement, dated as of November 26, 1996, or as permitted thereunder. Borrower shall not guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of any other Person.

          9.3 Amendments of Charter Documents; Conduct of Business; No Merger. Borrower shall not amend its certificate of incorporation or bylaws and shall conduct its business within the limitations set forth in its certificate of incorporation. Borrower shall not merge, consolidate or transfer substantially all of its assets to any Person.

          9.4 No Use of Lender's Name. Borrower shall not use or authorize others to use Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without Lender's advance written authorization.

          SECTION   10.     GRANTS  OF  SECURITY  INTEREST;   THE
COLLATERAL.

          10.1 Security Interest.

          As collateral security for the prompt, complete and indefeasible payment and performance of (a) the entire principal amount of and interest accrued on the Loan, (b) all fees payable to Lender hereunder, including, without limitation, any and all commitment fees, agent fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to Borrower under any of the Loan Documents, (c) all other amounts and other obligations of Borrower to Lender arising under this Agreement or any other Loan Documents, (d) all amounts due from and other obligations of Borrower to the Swap Counterparty under any Swap Agreement and (e) all covenants and duties regarding such amounts, of any kind or nature, arising under any of the Loan Documents (collectively, the "Obligations"), Borrower hereby assigns, pledges and grants to Lender a lien on and security interest in all of Borrower's right, title and interest in and to (but none of its obligations under) the following property, whether now existing or owned or hereafter arising or acquired by Borrower (collectively, the "Collateral"):

          (1)   the  Leases and all amounts due or to become  due
     thereunder   after  the  related  Cut-Off   Date   and   all
     Collections;

          (2) the related Equipment (other than any licensed products that may accompany any of the Equipment);

          (3)  the related Lease Files;

          (4) the Collection Account, all amounts on deposit therein from time to time, and any investments thereof and earnings thereon;

          (5) the Contribution and Sale Agreement, including, but not limited to, the obligation of Trans Leasing to repurchase Leases under certain circumstances, but excluding the right to purchase or receive contributions of additional leases;

          (6)  the Servicing Agreement;

          (7)  the Swap Agreement, and all payments thereunder;

          (8) the Insurance Policies and any Insurance Proceeds related to the Leases; and

          (9) all income or proceeds of the foregoing or relating thereto.

          The assignment under this Section 10.1 does not constitute and is not intended to result in a creation or an assumption by Lender of any obligation of Borrower, or any other Person in connection with the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) Borrower shall remain liable under the Leases to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights in the Collateral shall not release Borrower from any of its duties or obligations under the Leases and (c) Lender shall not have any obligations or liability under the Leases by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          10.2 Creation of Collection Account; Investments.

          (a) Prior to the Closing Date, Borrower shall, or shall cause the Servicer to (or if Borrower and the Servicer fail to do so, Lender may) establish with Lender a segregated account with the following designation: "First Union National Bank of North Carolina - TL Lease Funding Corp. IV Collection Account."

          (b) All amounts on deposit in the Collection Account shall, upon the direction of the Servicer in accordance with
Section 3.2 of the Servicing Agreement, be invested in accordance with Section 3.2 of the Servicing Agreement.

          (c) The Collection Account shall be the property of Borrower and shall be so treated for Income Tax purposes. All earnings on amounts on deposit in the Collection Account shall be for the account of Borrower and Borrower agrees that it shall include such earnings in its income for Income Tax purposes and shall be liable for any taxes thereon.
          10.3 Addition of Leases.

          (a) Borrower may from time to time, prior to or on the Transition Date, give Lender prior written notice of its intent to provide Leases as Collateral. Any Lease contributed to Borrower pursuant to the Limited Recourse Agreement shall become Collateral hereunder.

          (b) Each Lease shall be an Eligible Lease as of the related Cut-Off Date, and (1) with respect to Original Leases, all of the Specified Portfolio Characteristics shall be true with respect to the Original Leases as of the Initial Cut-Off Date, and (2) with respect to Additional Leases, the addition of such Additional Leases shall not cause any of the Specified Portfolio Characteristics to be untrue as of such Additional Lease Cut-Off Date or, if any of the Specified Portfolio Characteristics is untrue as of immediately prior to such Additional Lease Cut-Off Date, increase the amount by which any Specified Portfolio Characteristic is untrue.

          (c)    Concurrent  with  the  addition  of  any  Leases
(including  the Original Leases) pursuant to this  Section  10.3,
Lender shall receive the following:

          (1) (A) with respect to Original Leases, the Original Lease Transfer Agreements for the unconditional contribution and sale of the Original Leases and the related Equipment to Borrower and the initial List of Leases or (B) with respect to Additional Leases, an Additional Lease Transfer Agreement providing for the unconditional contribution and sale of the Additional Leases and related Equipment to Borrower and an amended List of Leases reflecting the addition of the Additional Leases; and

          (2) a certificate of a Responsible Officer of Borrower to the effect that the requirements set forth in Sections
     8.1(b) and (c) have been satisfied.

          10.4 Substitution of Leases.

          (a) Subject to the provisions of Section 10.4(b) through (e), after the Transition Date Borrower may substitute a Substitute Lease and the related Equipment for and replace (i) a Lease (and the related Equipment) that has become a Defaulted Lease or an Early Termination Lease, (ii) that portion of a Partial Early Termination Lease (and the related Equipment) that has been terminated prior to the scheduled expiration date of such Lease or (iii) a Lease (and the related Equipment) that is the subject of a Warranty Event.

          (b) Each Substitute Lease shall be an Eligible Lease as of the related Substitute Lease Cut-Off Date, and the substitutions pursuant to Section 10.4(a), made as of any Substitution Date, considered as a whole, shall not cause any of the Specified Portfolio Characteristic to be untrue as of the related Substitute Lease Cut-Off Date or, if any of the Specified Portfolio Characteristics is untrue as of immediately prior to such Substitute Lease Cut-Off Date, increase the amount by which any Specified Portfolio Characteristic is untrue.

          (c)   Prior  to  any substitution pursuant  to  Section
10.4(a), Lender shall have the received the following:

          (1) an Additional Lease Transfer Agreement providing for the unconditional contribution or sale of the Substitute
     Leases and related Equipment to Borrower and an amended List of Leases reflecting the substitution; and

          (2) a certificate of a Responsible Officer of Borrower to the effect that the requirements set forth in Section
     10.4 have been satisfied.

          (d) No substitutions under Section 10.4(a) shall occur on any
Substitution Date if:

          (1) on a cumulative basis from the Transition Date, the sum of the Discounted Lease Balances (as of the related Substitute Lease Cut-Off Date) of Leases substituted for
     Defaulted Leases would exceed ten percent (10%) of the Aggregate Discounted Lease Balance as of the Transition Date;

          (2) on a cumulative basis from the Transition Date, the sum of the Discounted Lease Balances (as of the related Substitute Lease Cut-Off Date) of Leases substituted for Leases that are the subject of a Warranty Event would exceed (5%) of the Aggregate Discounted Lease Balance as of the Transition Date;

          (3) as of the related Substitute Lease Cut-Off Date, the Substitute Leases being substituted on such date have an aggregate Discounted Lease Balance not less than the aggregate Discounted Lease Balance of the Leases (or portions thereof) being replaced; and

          (4) as a result of all substitutions to be made on such Substitution Date, the sum of the Scheduled Lease Payments on all Leases due in any Collection Period prior to the Collection Period in which the Anticipated Payoff Date occurs would be less than the amount set forth for the related Payment Date in the column of the Payment Schedule labeled "Aggregate Scheduled Lease Payments" (a "Payment Deficiency"), or increase the amount of such a Payment Deficiency.

          (e) The Borrower shall also have the right to substitute Equipment under any Lease for comparable Equipment so long as there is no change in the amount, number or timing of the Scheduled Lease Payments with respect to such Lease and as of the related date of substitution the Discounted Equipment Residual Value of the substitute Equipment is not less than the Discounted Equipment Residual Value of the original Equipment and provided that, with respect to the substitute Equipment, the representations and warranties set forth in subsections (i),
(vii) and (ix) of Section 3.01(a) of the Contribution and Sale Agreement and Section 7.12 hereof are true as of the date of such substitution.

          10.5 Release of Liens. Lender's lien and security interest in any Lease and the related Equipment shall be released upon (i) any disposition of such Equipment in accordance with the Servicing Agreement (including any sale to a Lessee exercising a purchase option), and deposit of the proceeds of such sale in the Collection Account as required pursuant to Section 3.3 of the Servicing Agreement, or (ii) any purchase of such Lease and related Equipment by Trans Leasing pursuant to the Contribution and Sale Agreement or the Servicer pursuant to the Servicing Agreement, (iii) the substitution of a Substitute Lease therefor as contemplated by Section 10.4, (iv) the substitution or replacement of any unit of Equipment as contemplated in Section 2.1(c) of the Servicing Agreement, or (v) termination of this Agreement. In connection with any such disposition, purchase, substitution, replacement or termination, Lender will execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may request to in order to effect such release.

          10.6 Swap Agreements. At any time and from time to time prior to the Conversion Date, Borrower and Lender may agree that Borrower shall maintain a Swap Agreement with a Swap Counterparty reasonably acceptable to Lender. If Borrower elects to obtain a Swap Agreement (including any Swap Agreement required under Section 8.9) from a Swap Counterparty other than Lender, Lender agrees to cooperate in good faith and execute such documents (including any necessary intercreditor agreements) as may be reasonably necessary so as to grant and provide to such Swap Counterparty a security interest in the Collateral equivalent to the security interest therein that the Lender would have as Swap Counterparty by virtue of this Agreement.

          SECTION 11. LIMITATION ON LIABILITY. The principal and interest on the Loan and other Obligations (including the payment of expenses, amounts due under Section 3.3 and indemnification pursuant to Sections 6.2 or 15) shall be limited to and payable only out of the Collateral, and Lender (and any assignee or transferee of Lender) shall have no recourse against Borrower for any deficiency in the payment of such principal or interest or other Obligations and Lender (and any assignee or transferee of Lender) shall look solely to the Collateral for the payment of all principal and accrued interest and other Obligations due and to become due hereunder and shall not look to any other Property of Borrower in respect of the Obligations and the Obligations shall not constitute a claim against Borrower in the event the Collateral is insufficient to pay the Obligations in full; provided, however, that nothing contained in this paragraph shall (x) impair the validity of the indebtedness evidenced by the Note, (y) in any way affect or impair the interest of Lender in any Collateral or the right of Lender to exercise its rights and remedies with respect to the Collateral pursuant to Section 14.2 and (z) in any way affect or impair the rights of Lender under the Limited Recourse Agreement. No provision of this Agreement shall relieve Borrower from or cause Lender to be liable for the obligations of Borrower under any Lease. It is further understood that a repurchase of a Lease as described in Section 3.03 of the Servicing Agreement shall be the sole remedy for a breach of a representation or warranty with respect to any Lease as provided in such Section 3.03.

          SECTION  12.     CONDITIONS PRECEDENT TO ALL  REVOLVING
LOANS.

          The obligation of Lender to make any Revolving Loan (other than a Revolving Loan under Section 3.1(f) or 3.2(b)), is subject to the satisfaction of each of the following conditions precedent, and each request for such Revolving Loan shall be deemed a certification to Lender that such conditions have been satisfied:

          12.1 Notice. Lender shall have received timely notice of such Revolving Loan and such other documents required by
Section 3.1 or 3.2.

          12.2  Default.  Before and after giving effect to  such
Revolving  Loan, no Event of Default, Potential Event of  Default
or   Early  Amortization  Event  shall  have  occurred   and   be
continuing.

          12.3 Warranties. Before and after giving effect to such Revolving Loan, the representations and warranties in
Section 7 shall be true and correct in all material respects as though made on the date of such Revolving Loan, and the Asset Base Certificate or Addition Certificate related to such request for such Revolving Loan shall be properly prepared and accurate.

          12.4  Additional  Lease  Transfer  Agreements.   Lender
shall have received all documents required under the provisions of Section 10.3.

          SECTION   13.      CONDITIONS  PRECEDENT   TO   INITIAL
REVOLVING LOAN.

          The obligation of Lender to make its initial Revolving Loan hereunder is subject to the satisfaction of the condition precedent, in addition to the applicable conditions precedent set forth in Section 12 above, that Borrower shall have delivered to Lender all of the following, each duly executed and dated the date of the initial Revolving Loan, in form and substance reasonably satisfactory to Lender:

          13.1 Note. The Note.

          13.2 Other Agreements and Financing Statements. (a) The Contribution and Sale Agreement in the form of Exhibit E hereto, the Servicing Agreement in the form of Exhibit F hereto and the Limited Recourse Agreement of Trans Leasing in the form of Exhibit G hereto, and (b) acknowledgment copies (or other evidence of filing satisfactory to Lender) of financing statements (i) filed with the Secretary of State of Illinois naming Trans Leasing as debtor, Borrower as secured party, Lender as assignee and the Leases as Collateral and (ii) filed with the Secretary of States of Illinois and Delaware naming Borrower as debtor, Lender as secured party and the Leases as Collateral.

          13.3 Resolutions.

          (a)   A  copy,  duly certified by the secretary  or  an
assistant secretary of Borrower, of (i) the resolutions of Borrower's Board of Directors authorizing or ratifying the execution and delivery of this Agreement, the Note and the other Loan Documents to which it is a party and authorizing the borrowings hereunder, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, required with respect to thereto.

          (b) A copy, duly certified by the secretary or an assistant secretary of Trans Leasing, of (i) the resolutions of the Trans Leasing's Board of Directors authorizing or ratifying the execution and delivery of the Contribution and Sale Agreement, the Servicing Agreement and the Limited Recourse Agreement and authorizing the borrowings hereunder, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Agreement, the Note and the other Loan Documents.

          13.4 Incumbency Certificate.

          (a) A certificate of the secretary or an assistant secretary of Trans Leasing certifying the names of Trans
Leasing's officers authorized to sign the Limited Recourse Agreement and the other Loan Documents to which it is a party, together with the true signatures of such officers.

          (b) A certificate of the secretary or an assistant secretary of Borrower certifying the names of Borrower's officers authorized to sign this Agreement, the Note and the other Loan Documents to which it is a party, together with the true signatures of such officers.

          13.5 By-Laws.

          (a) A copy, certified as true and correct by the secretary or an assistant secretary of Borrower, of Borrower's By-Laws.

          (b) A copy, certified as true and correct by the secretary or an assistant secretary of Trans Leasing, of Trans
Leasing's By-Laws.

          13.6 Certificate of Incorporation.

          (a) A copy, certified by the Secretary of State of Delaware, of Borrower's Certificate of Incorporation, together with all amendments thereto.

          (b)   A  copy, certified by the Secretary of  State  of
Delaware,   of  Trans  Leasing's  Certificate  of  Incorporation,
together with all amendments thereto.

          13.7 Good Standing.

          (a)   A current Good Standing Certificate issued by the
Secretary  of  State  of  Delaware and  each  other  state  where
Borrower is qualified to do business.

          (b)   A current Good Standing Certificate issued by the
Secretary  of State of Delaware and each other state where  Trans
Leasing is qualified to do business.

          13.8 Opinion. Opinions of Kirkland & Ellis, counsel to Borrower, addressed to Lender in substantially the form of Exhibit F-1, F-2 and F-3 hereto, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

          13.9  Asset  Base Certificate.  A duly  executed  Asset
Base Certificate, prepared as of the Initial Cut-Off Date.

          13.10 Initial Additional Certificate. An Initial Addition Certificate in the form of Exhibit K hereto signed by a Responsible Officer (x) indicating the sum of the Discounted Lease Balances of the Original Leases added to the Collateral in accordance with Section 10.3 on initial Borrowing Date and (y) certifying that the requirements of Section 10.3 have been satisfied and that the conditions precedent set forth in Sections 12 and 13 have been satisfied.

          SECTION 14.    EVENTS OF DEFAULT AND REMEDIES.

          14.1 Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default:

          (a)    Failure  to  Deliver  Term  Loan  Documentation.
Borrower fails to deliver to Lender any of the documents required pursuant to Section 3.2 at or prior to the time such delivery is required pursuant to Section 3.2;

          (b) Failure to Perform. Borrower fails or neglects to perform, keep or observe in any material respect any of the covenants contained in this Agreement or in any other Loan Document within thirty (30) calendar days after the earlier of
(i) the date on which written demand that such failure be remedied is given to Borrower by Lender or (ii) the date on which a Responsible Officer of Borrower becomes aware of such failure or neglect;

          (c) Warranty. Any warranty made by Borrower herein is untrue in any material respect when made or deemed made; or any schedule, statement, report, notice or certificate specifically required herein to be furnished by Borrower to Lender is untrue in any material respect on the date as of which the facts set forth therein are stated or certified; or any certification made or deemed made by Borrower to Lender herein is untrue in any material respect on or as of the date made or deemed made;

          (d) Insolvency. Borrower becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for Borrower or for a substantial part of the property of Borrower, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of the property of Borrower and is not discharged within 90 days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Borrower and, if instituted against Borrower, is consented to or acquiesced in by Borrower or remains for 90 days undismissed; or any warrant of attachment or similar legal process is issued against any substantial part of the property of Borrower which is not released within 90 days of service; or

          (e) Failure to Repay upon Sale of Other Notes. Borrower fails to repay the outstanding principal balance of the Loan, together with all accrued and unpaid principal, interest, fees and other amounts then due and owing hereunder upon the sale to third parties of notes secured by (or other instruments representing interests in) any or all of the Collateral.

          14.2 Waiver of Default. An Event of Default may be waived only with the written consent of Lender. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising from any such subsequent like default.

          14.3 Remedies.

          (a) Upon the occurrence and continuance of any Event of Default, Lender shall have no further obligation to make any Revolving Loans hereunder.

          (b) If an Event of Default has occurred and is continuing, Lender may, at its option, subject to Section 16.18, do any one or more of the following:

          (i) Declare all or any of the Obligations of Borrower to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided, that if such Event of Default is under clause (d) of Section 14.1, then all of the Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by Lender;

         (ii) In lieu of or in addition to exercising any other power hereby granted, may upon notice to Borrower, proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof or for the enforcement of any other appropriate equitable or legal remedy; and upon the commencement of judicial proceedings by Lender to enforce any right under this Agreement, Lender shall be entitled as a matter of right against Borrower to such appointment of a receiver, without regard to the adequacy of the security by virtue of this Agreement or any other collateral or to the solvency of Borrower; or

        (iii) Subject to the rights of the Lessees under the Leases, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, whether or not the UCC applies to the affected Collateral, and also may (i) require Borrower to, and Borrower hereby agrees that at its expense and upon request of Lender it shall forthwith, assemble all or part of the Lease Files and Equipment
     (related to any Early Termination Lease, Expired Lease or Defaulted Lease) that is in possession of Borrower or its agent as directed by Lender and make it available to Lender at such places reasonably convenient to all parties as Lender may designate and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more sales at public or private sales, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by public announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the tune and place to be which it was so adjourned.

          (c) All cash proceeds received by Lender in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied as follows:

          (i) First, to the payment of all costs and expenses incident to the enforcement of this Agreement or the protection of the Collateral, including but not limited to reasonable compensation to the agents, contractors and attorneys of Lender;

         (ii) Second, to the payment of all other Obligations, first to interest (including interest on overdue amounts) and then to principal; and

        (iii)  Third, the remainder, if any, to  Borrower  or  to
     whomever    may   be  lawfully  entitled  to  receive   such
     remainder.

          (d) Lender shall have the right to become the purchaser at any public sale made pursuant to the provisions of this Section 14.3 and shall have the right to credit against the amount of the bid made therefor the amount payable to Lender out of the net proceeds of such sale.

          (e) Any sale of the Collateral or any part thereof pursuant to the provisions of this Section 14.3 shall operate to divest all right, title, interest, claim and demand of Borrower in and to the Property sold and shall be a perpetual bar against Borrower. Nevertheless, if requested by Lender so to do,
Borrower shall join in the execution, acknowledgement and delivery of all proper conveyances, assignments and transfers of the Property so sold. It shall not be necessary for Lender to have physically present or constructively in its possession any of the Collateral at any such sale, and Borrower shall deliver all of the Lease Files and Equipment (related to any Early Termination Lease, Expired Lease or Defaulted Lease) that is in possession of Borrower or its agent to the purchaser at such sale on the date of sale and, if it should be impossible or unpracticable then to take actual delivery of the Lease Files and Equipment (related to any Early Termination Lease, Expired Lease or Defaulted Lease) that is in possession of Borrower or its agent, the title and right of possession to all of the Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered. Borrower agrees that if Borrower retains possession of the Property or any part thereof subsequent to such sale, Borrower shall be considered a tenant at sufferance of the purchaser and shall, if Borrower remains in possession after demand to remove, be guilty of forceful detainer and be subject to eviction and removal, forcible or otherwise.

          (f) Subject to any requirements of applicable law, Borrower agrees that neither Borrower nor any of its Affiliates under its control shall at any time have or assert any right, under any law pertaining to the marshalling of assets, the sale of Property in the inverse order of alienation, the administration of estates of decedents, appraisement, valuation, stay, extension or redemption now or hereafter in force in order to prevent or hinder the rights of Lender or any purchaser of the Collateral or any part thereof under this Agreement, and Borrower, to the extent permitted by applicable law, hereby waives the benefit of all such laws.

          (g) Upon any sale made under the powers of sale herein granted and conferred, the receipt of Lender shall be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof shall not, after paying such purchase money and receiving such receipt of Lender, be obliged to see to the application thereof or be in any wise answerable for any loss, misapplication or nonapplication thereof.

          (h) If Borrower fails to perform any agreement contained herein or under any Loan Document, then Lender may perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall constitute additional Obligations and shall be payable by Borrower under Section 15.

          14.4 Rights and Remedies Cumulative. The enumeration of the rights and remedies of Lender set forth in this Agreement is not intended to be exhaustive and the exercise by Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Lender in exercising any right, power or privilege shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default of Potential Event of Default. No course of dealing between Borrower and Lender or their respective agents or employees. shall be effective to change, modify or discharge any provision of this Agreement or any of the Loan Documents or to constitute a waiver of any Event of Default or Potential Event of Default.

           SECTION 15.   EXPENSES AND INDEMNITEES.

          15.1 Expenses. Borrower shall upon demand and presentment of a statement therefor reasonably satisfactory to Borrower, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and any experts and agents, which Lender may reasonably incur in connection with (i) the preparation, execution and delivery of this Agreement and the other Loan Documents, (ii) the administration of this Agreement, (iii) the custody, preservation, use or operation of, sale of, collection from or other realization upon any of the Collateral, (iv) the exercise or enforcement of any of the rights of Lender hereunder or any Loan Document or (v) the failure by Borrower to perform or observe any of the provisions hereof.

          15.2 Indemnification. (a) General Indemnity. Borrower shall pay, indemnify, and hold Lender and its employees (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses and damages (including reasonable attorney's fees) arising directly from any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loan, whether or not any Indemnified Person is a party hereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence, willful misconduct or violation of the Loan Documents by any Indemnified Person.

          (b) Procedures for Suits. If a claim is made for which a party seeks indemnification hereunder, the indemnified party and any counsel retained by it shall consult with the indemnifying party on all material issues and matters with respect thereto and the indemnifying party will have no liability hereunder with respect to any claim if the indemnifying party has not consented (which consent shall not be unreasonably withheld) to the resolution or handling of any such matter or issue, including, without limitation, any settlement made without the indemnifying party's prior written consent.

          (c)    Survival;  Defense.   The  obligations  in  this
Section 15.2 shall survive the termination of the Loan Documents and payment of all other Obligations. At the election of Borrower, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 15.2 shall be paid within thirty (30) days after written demand therefor, including information as to the calculation thereof reasonably satisfactory to Borrower.

           SECTION 16.  MISCELLANEOUS.

          16.1        Survival.    All   covenants,   agreements,
representations and warranties made herein shall survive the execution and delivery of the Documents and the making of the Loan hereunder.

          16.2 No Waiver by Lender. No failure or delay on the part of Lender in the exercise of any power, right or privilege under this Agreement, the Note or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          16.3 Notices. Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telecopy or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as set forth on the signature pages to this Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telecopy, three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          16.4 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          16.5 Severability. Whenever possible, each provision of this Agreement, the Note and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Note or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

          16.6  Entire  Agreement; Construction;  Amendments  and
Waivers.

          (a) This Agreement, the Note and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          (b) This Agreement is the result of negotiations between and has been reviewed by each of Borrower, Lender and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. Borrower and Lender agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's or Lender's actual intentions.

          (c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective unless set forth in a writing signed by Borrower and Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

          16.7 Reliance by Lender. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender be deemed to have been relied upon by Lender.

          16.8 Marshalling; Payments Set Aside. Lender shall be under no obligation to marshall any assets in favor of Borrower or any other person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lender, or Lender enforces its rights in the Collateral and such payment or payments or the proceeds of such enforcement or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under Title 11 of the United States Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

          16.9 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement, the Note or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

          16.10 Binding Effect, Assignment Transfer. This Agreement, the Note and the other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of Lender and Lender may not assign its rights hereunder prior to the Transition Date. After the Transition Date, Lender shall (i) have the right to sell and assign to any Person all or any portion of its interest under this Agreement, the Note and the other Loan Documents and (ii) to grant any participation or other interest herein or therein; provided, however, that no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law; and provided, further, that after any such sale, assignment or participation, Lender shall have the right, without the consent of any purchaser, assignee or participant, to grant any consent, approval or waiver or take any other action hereunder, or agree to any amendment hereof. Lender shall not disclose to any Person (other than its directors, officers, employees, auditors, legal counsel and other agents engaged in connection with the transactions contemplated hereby, in each case to the extent reasonably required to be disclosed to such Person in the conduct of such Person's business) any information contained in the List of Leases, the Lease Files or the Lease Management System or any information furnished to it or obtained by it pursuant to this Agreement; provided, that Lender may disclose such information
(i) which is or has become public (other than by reason of a breach of this Section 16.10), (ii) as may be required under any applicable law or regulation or (iii) in connection with any bona fide proposed sale, assignment or participation to any Person permitted hereunder if such Person has agreed in writing to be bound by this Section 16.10. Lender (and each such other Person) will take such actions and abide by such measures as are reasonably necessary to protect and maintain the security and confidentiality of such information and, upon reasonable request, will (to the extent permitted by law) inform the Servicer and Borrower as to the identity and nature of all Persons to whom any such information has been disclosed, the nature and substance of the information so disclosed and the circumstances surrounding such disclosure.

          16.11 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          16.12 Equitable Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, the Note or any of the other Loan Documents, any remedy at law may prove to be inadequate relief to Lender; therefore, Borrower agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          16.13 Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

          16.14 Consent to Jurisdiction. Borrower and Lender each hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, and in Cook County, Illinois, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Note and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Borrower and Lender each hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by Lender or Lender in connection with this Agreement or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its Property by registered mail or personal delivery to the address described in Section 16.3.

          16.15 Waiver of Jury Trial. LENDER AND BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          16.16       General   Interpretive   Principles.    For
purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          (g) With respect to any Payment Date, the "related Determination Date" and the "related Collection Period" will mean the Determination preceding such Payment Date, and the relationships among Determination Dates and Collection Periods will be correlative of the foregoing relationships.

          16.17 Termination. This Agreement shall terminate upon the earlier of (i) the satisfaction and discharge of the Obligations in full and (ii) the later of (a) the maturity of all Leases or (b) the other liquidation of all Leases and Equipment.

          16.18 No Petition Covenants. Notwithstanding any prior termination of this Agreement or any other provision of this Agreement, Lender shall not, prior to the date which is one year and one day after the final distribution with respect to all notes, certificates and other securities issued by the Borrower or any trust formed by the Borrower which have been rated by any nationally recognized statistical rating organization, acquiesce, petition or otherwise invoke or cause the Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Borrower under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Borrower.
          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                              TL LEASE FUNDING CORP. IV,
                              as Borrower

                              By  /s/ Norman Smagley
                              Printed Name:  Norman Smagley
                              Title:  Vice President, Finance

                              Notice to be sent to:

                              TL Lease Funding Corp. IV
                              c/o The Corporation Trust Company
                              Wilmington, Delaware  19801

                              With a copy to:

                              Trans Leasing International, Inc.
                              3000 Dundee Road
                              Northbrook, Illinois  60062

                              Attention:  Chief Financial Officer
                              Telephone:  (708) 291-7110
                              Facsimile:  (708) 291-7318

                              FIRST UNION NATIONAL BANK
                              OF NORTH CAROLINA,
                              as Lender

                              By:  /s/ Bill A. Shirley,
                              Printed Name:  Bill A. Shirley
                              Title:  Vice President

                              Notice to be sent to:

                              First  Union National Bank of North
                              Carolina
                              One First Union Center TW-6
                              301 South College Street
                              Charlotte, NC  28288-0610
                              Attention:  Christopher R. Snyder
                                         Vice President
                              Telephone:  704/374-3017
                              Facsimile:   704/374-3254
                                                        Exhibit A


              REVOLVING CREDIT AND TERM LOAN NOTE


$75,000,000.00                           Dated: December 20, 1996

          FOR VALUE RECEIVED, TL Lease Funding Corp. IV ("Borrower"), hereby promises to pay to First Union National Bank of North Carolina ("Lender"), the principal sum of Seventy-Five Million Dollars ($75,000,000.00) to the extent funds have been advanced by Lender to Borrower pursuant to the Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 between Borrower and Lender (the "Agreement") and remain outstanding. Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. Principal and interest shall be due and payable on this Note in accordance with the Agreement.

          All payments under this Note shall be made by Borrower in lawful money of the United States of America in immediately available funds delivered to Lender as provided in the Agreement.

          This Note is secured as provided in the Agreement, to which reference is made as to the nature and extent of the security ("Collateral") for this Note, the rights of Lender, Borrower and any holder of this Note with respect to the Collateral and the acceleration of the maturity of this Note. To the extent provided in the Agreement, the principal and interest payable on the Note and all other Obligations under the Agreement are limited to, and payable only out of, the Collateral. Borrower may prepay this Note, in whole or in part, in the manner, to the extent, under the circumstances, and subject to any additional payments provided for in the Agreement, and not otherwise.

          Except as expressly provided in the Agreement, Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This  Note  is  the Note referred to in the  Agreement.
This Note shall be construed in accordance with and governed by the laws of the State of Illinois.

                              TL LEASE FUNDING CORP.  IV

                              By:
_________________________________
                              Title:
                                                      Exhibit B-1



                  Form of Notice of Borrowing

                     [Company's Letterhead]

                                          ________________,  199_

First Union Capital Markets Group
One First Union Center TW-19
301 South College Street
Charlotte, North Carolina 28288-0735

Attention: Hannah Carmody, Asset-Backed Structured Finance

Ladies/Gentlemen:

          Reference is made to the Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 (as the same may be amended, supplemented or otherwise modified, the "Agreement") between TL Lease Funding Corp. IV and First Union National Bank of North Carolina. All terms used herein which are defined in the Agreement shall have the same meaning herein as therein.

          Pursuant to Section 3.1 [(a)]/[(b)]/[(c)] of the Agreement, this Notice of Borrowing in respect of the Revolving Loans represents the request of the undersigned to borrow on _____________, 199_ (the "Borrowing Date") a Revolving Loan in an aggregate principal amount of $___________. The proceeds of such Revolving Loan are to be deposited on the Borrowing Date in the Borrower's Account in immediately available funds.

          [FOR  DRAWS  UNDER  3.1(a) NO ADDITIONAL  PARAGRAPH  IS
INSERTED.]

          [FOR DRAWS UNDER 3.1(b) USE THE FOLLOWING PARAGRAPH] Attached hereto is an Addition Certificate indicating that Additional Leases with an aggregate Lease Discounted Balance of $______ were added to the Collateral on 199_ in accordance with
Section 10.3 of the Agreement. The undersigned hereby certifies that all of the requirements of Section 10.3 of the Agreement and all of the conditions precedent set forth in Section 12 of the Agreement have been satisfied.

          [FOR DRAWS UNDER 3.1(c) USE THE FOLLOWING PARAGRAPH] The undersigned hereby certifies that as of the Borrowing Date
(i) all of the conditions precedent contained in Section 12 of the Agreement have been satisfied and (ii) the aggregate amount of the outstanding Revolving Loans (after giving effect to the Revolving Loan requested hereunder) does not exceed the Asset Base as set forth in the attached Asset Base Certificate dated as of _____________, 199_.
          IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Borrowing as of this __ day of ______________, 199_.


                                   TL LEASE FUNDING CORP.  IV

                                   By:___________________________
__
                                   Title:________________________
____

                                                      Exhibit B-2


 Form of Notice to Convert the Revolving Loans to the Term Loan
                    ("Notice of Conversion")

                     [Company's Letterhead]

                                           ________________, 199_

First Union Capital Markets Group
One First Union Center TW-19
301 South College Street
Charlotte, North Carolina 28288-0735

Attention:  Hannah Carmody, Asset-Backed Structured Finance

Ladies/Gentlemen:

          Reference is made to the Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 (as the same may be amended, supplemented or otherwise modified, the "Agreement) between TL Lease Funding Corp. IV and First Union National Bank of North Carolina. All terms used herein which are defined in the Agreement shall have the same meaning herein as therein.

Pursuant  to  Section  3.2  of  the  Agreement,  this  Notice  of
Conversion  represents the  request  of the  undersigned  to  fix
____________, 199_ as the "Conversion Date" for purposes of the Agreement. The estimated fixed rate of interest that will be payable by the Borrower under the Swap Agreement is ____% per annum.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Conversion as of this ____ day of ________, 199_.

                              TL LEASE FUNDING CORP. IV


                              By:_______________________________

                              Title: ___________________________
                                                        Exhibit C


                 Form of Asset Base Certificate

                     [Company's Letterhead]

                                            _______________, 199_


First Union Capital Markets Group
One First Union Center TW-19
301 South College Street
Charlotte, North Carolina 28288-0735

Attention:  Hannah Carmody, Asset-Backed Structured Finance

Ladies/Gentlemen:

          Reference is made to the Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 (as the same may be amended, supplemented or otherwise modified, the "Agreement") between TL Lease Funding Corp. IV and First Union National Bank of North Carolina. All terms used herein which are defined in the Agreement shall have the same meaning herein as therein.

          Pursuant to Section 3 and Section 8.1(a) of the Agreement, the undersigned hereby certifies that the aggregate outstanding principal balance of the Revolving Loans as of ____________, 199_ (the "Determination Date") did not exceed the Asset Base. The related calculations are set forth in Schedule 1 hereto.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Asset Base Certificate as of this _____ day of_________, 199_.

                              TL LEASE FUNDING CORP.  IV


                              By:
________________________________

                              Title:
_______________________________
                                               Exhibit C (cont'd)


          Form of Schedule 1 to Asset Base Certificate

                           Schedule 1

                               to

                    Asset Base Certificate
                     dated __________, 199_



A.  Aggregate Discounted Lease Balance

     (i)  Total remaining Scheduled Lease    $_________________
          Payments of Eligible Leases

     (ii) Discount Rate                      _________________%

     (iii)     Present value of Item (i)     $_________________
               using the Discount Rate in
               Item (ii) ("Aggregate
               Discounted Lease Balance")

B.   Collection Account Balance              $_________________

C.   Asset Base (sum of (1) Item A (iii)     $_________________
     multiplied by the Advance Rate and (2)
     Item B)

D.   Outstanding Principal Balance of the    $_________________
     Loans

E.   Excess Asset Base (Shortfall)

     (i)  Borrowing Availability (excess of  $_________________
          Item C over Item D)

     (ii) Asset Base Shortfall (excess of    $_________________
          Item D over Item C)

F.   Advance Rate

     (i)  Effective Advance Rate (Item D     _________________%
          minus Item B divided by Item A
          (iii))

     (ii) Maximum Advance Rate               93.0%
                                                        Exhibit D


                    Form of Payment Schedule


              Aggregate                      Payment due      Schedule
Payment       Scheduled       Servicing    to Swap Company   Principal
Date               Lease         Fee                          Payment
               Payments
                                                        Exhibit E


            Form of Contribution and Sale Agreement



                                                        Exhibit F


                  Form of Servicing Agreement

                                                        Exhibit G


               Form of Limited Recourse Agreement

                                                        Exhibit H

                      Form of K&E Opinion

                                                        Exhibit I


                      Account Information


Servicer's Account: Bank of America, Illinois
               231 South LaSalle Street
               Chicago, Illinois  60617
               ABA No.:  071000039
               Account No.:  7804563

Borrower's Account: Borrower directs that all amounts payable to Borrower's Account shall be paid by depositing such amount in the Servicer's Account for application as directed by Borrower to the Servicer.
                                                        Exhibit J


                  Form of Addition Certificate

                     [Company's Letterhead]

                                              _____________, 199_

First Union Capital Markets Group
One First Union Center TW-19
301 South College Street
Charlotte, North Carolina 28288-0735

Attention: Hannah Carmody, Asset-Backed Structured Finance

Ladies/Gentlemen:

          Reference is made to the Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 (as the same may be amended, supplemented or otherwise modified, the "Agreement") between TL Lease Funding Corp. IV and First Union National Bank of North Carolina. All terms used herein which are defined in the Agreement shall have the same meaning herein as therein.

          Pursuant to Section 3.1(b) of the Agreement, Borrower hereby certifies that on ______________ it acquired Additional Leases from Trans Leasing with an aggregate Discounted Lease Balance as of the related Cut-Off Date (calculated using the Discount Rate for the related Addition Date) equal to $___________ pursuant to an Additional Lease Transfer Agreement. The undersigned hereby certifies that the requirements of Sections 8.1(b) and (c) have been satisfied.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Borrowing as of this ___, day of ___________ 199_.


                                   TL LEASE FUNDING CORP. IV

                                   By:___________________________
_____

                                   Title:________________________
_______
                                                        Exhibit K


              Form of Initial Addition Certificate

                     [Company's Letterhead]

                                              _____________, 199_

First Union Capital Markets Group
One First Union Center TW-19
301 South College Street
Charlotte, North Carolina 28288-0735

Attention: Hannah Carmody, Asset-Backed Structured Finance

Ladies/Gentlemen:

          Reference is made to the Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 (as the same may be amended, supplemented or otherwise modified, the "Agreement") between TL Lease Funding Corp. IV and First Union National Bank of North Carolina. All terms used herein which are defined in the Agreement shall have the same meaning herein as therein.

          Pursuant to Section 3.1(A) of the Agreement, Borrower hereby certifies that on _______________ it acquired Original Leases from Trans Leasing with an aggregate Discounted Lease Balance as of the Initial Cut-Off Date (calculated using the Discount Rate for the Closing Date) equal to $___________
pursuant to the Initial Lease Transfer Agreements. The undersigned hereby certifies that the requirements of Sections 8.1(b) and (c) and Section 10.3 of the Agreement have been satisfied and all conditions precedent set forth in Sections 12 and 13 of the Agreement have been satisfied.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Borrowing as of this ___, day of ___________ 199_.


                                   TL LEASE FUNDING CORP. IV

                                   By:___________________________
_____

                                   Title:________________________
_______









     REVOLVING CREDIT AND TERM LOAN AND SECURITY AGREEMENT


                            BETWEEN


                   TL LEASE FUNDING CORP. IV


                              and


          FIRST UNION NATIONAL BANK OF NORTH CAROLINA






                 Dated as of December 20, 1996







                       TABLE OF CONTENTS

                                                             Page


SECTION 1.  DEFINITIONS                                         1
      1.1   Defined Terms                                      1

SECTION 2.  COMMITMENT TO LEND                                 17
      2.1   Revolving Loans                                   17
      2.2   Term Loan                                         18

SECTION 3.  BORROWING PROCEDURES; CERTAIN LOAN TERMS           18
      3.1   Borrowing  Procedures  for  Revolving  Loans;  Deemed
            Requests for
            Amounts Due on each Payment Date                  18
      3.2   Transition  to  Term Loan; Final  Revolving  Loan  or
            Draw on
            Limited Recourse Agreement                        19
      3.3   Capital Adequacy                                  19

SECTION 4.  INTEREST AND FEES                                  20
      4.1   Revolving Loans                                   20
      4.2   Term Loan                                         20
      4.3   Method of Calculating Interest and Fees           20

SECTION 5.  REPAYMENT OF PRINCIPAL                             20
      5.1   Revolving Loan Principal Payments                 20
      5.2   Term Loan Principal Payments                      21
      5.3   Prepayment of Loan upon Sale of Other Notes       21

SECTION  6.   APPLICATION  OF  AMOUNTS ON DEPOSIT  IN  COLLECTION
      ACCOUNT                                                 21
      6.1   Application  of Amounts on Deposit in the  Collection
            Account                                           21
      6.2   Taxes                                             23

SECTION 7.   BORROWER'S REPRESENTATIONS AND WARRANTIES         24
      7.1   Existence and Power                               24
      7.2   Loan   Documents   and   Note   Authorized;   Binding
            Obligations                                       24
      7.3   No Conflict; Legal Compliance                     24
      7.4   Executive Offices                                 25
      7.5   Litigation                                        25
      7.6   Consents and Approvals                            25
      7.7   Other Agreements                                  25
      7.8   Margin Regulations                                25
      7.9   Taxes                                             25
      7.10  Solvency                                          26
      7.11  Representations and Warranties                    26
      7.12  Good   Title   to  the  Collateral;  First   Priority
            Security Interest                                 26
      7.13  Investment Company Act                            26

SECTION 8.  BORROWER'S AFFIRMATIVE COVENANTS                   26
      8.1   Asset   Base  Certificates;  Additional  Access   and
            Information                                       26
      8.2   Existence; Compliance with Law, Books and Records,
            Commingling of Funds                              27
      8.3   Taxes and Other Liabilities                       28
      8.4   Notice of Liens                                   28
      8.5   Obligations with Respect to Leases                28
      8.6   Preservation of Security Interest                 28
      8.7   Consolidated Return                               28
      8.8   Taxable Income from the Leases                    29
      8.9   Maintenance of Swap Agreement                     29
      8.10  Contribution and Sale Agreement                   29
      8.11  Borrower's Identity                               29
      8.12  Filing Locations                                  29

SECTION 9.  BORROWER'S NEGATIVE COVENANTS                      29
      9.1   Liens; Negative Pledges; and Encumbrances         29
      9.2   Indebtedness and Guarantees                       30
      9.3   Amendments   of   Charter   Documents;   Conduct   of
            Business;
            No Merger                                         30
      9.4   No Use of Lender's Name                           30

SECTION 10. GRANTS OF SECURITY INTEREST; THE COLLATERAL        30
      10.1  Security Interest                                 30
      10.2  Creation of Collection Account; Investments       31
      10.3  Addition of Leases                                32
      10.4  Substitution of Leases                            32
      10.5  Release of Liens                                  34
      10.6  Swap Agreements                                   34

SECTION 11. LIMITATION ON LIABILITY                            34

SECTION 12. CONDITIONS PRECEDENT TO ALL REVOLVING LOANS        35
      12.1  Notice                                            35
      12.2  Default                                           35
      12.3  Warranties                                        35
      12.4  Additional Lease Transfer Agreements              35

SECTION 13. CONDITIONS PRECEDENT TO INITIAL REVOLVING LOAN     35
      13.1  Note                                              35
      13.2  Other Agreements and Financing Statements         35
      13.3  Resolutions                                       36
      13.4  Incumbency Certificate                            36
      13.5  By-Laws                                           36
      13.6  Certificate of Incorporation                      36
      13.7  Good Standing                                     37
      13.8  Opinion                                           37
      13.9  Asset Base Certificate                            37
      13.10 Initial Additional Certificate                    37

SECTION 14. EVENTS OF DEFAULT AND REMEDIES                     37
      14.1  Events of Default                                 37
      14.2  Waiver of Default                                 38
      14.3  Remedies                                          38

 SECTION 15.  EXPENSES AND INDEMNITEES                         41
      15.1  Expenses                                          41
      15.2  Indemnification                                   41
            (a)  General Indemnity.                           41
            (b)  Procedures for Suits                         41
            (c)  Survival; Defense                            41

 SECTION 16.  MISCELLANEOUS                                    42
      16.1  Survival                                          42
      16.2  No Waiver by Lender                               42
      16.3  Notices                                           42
      16.4  Headings                                          42
      16.5  Severability                                      42
      16.6  Entire   Agreement;  Construction;   Amendments   and
            Waivers                                           43
      16.7  Reliance by Lender                                43
      16.8  Marshalling; Payments Set Aside                   43
      16.9  No Set-Offs by Borrower                           43
      16.10 Binding Effect, Assignment Transfer               43
      16.11 Counterparts                                      44
      16.12 Equitable Relief                                  44
      16.13 Governing Law                                     44
      16.14 Consent to Jurisdiction                           45
      16.15 Waiver of Jury Trial                              45
      16.16 General Interpretive Principles                   45
      16.17 Termination                                       46
      16.18 No Petition Covenants                             46



                       INDEX OF EXHIBITS

Exhibit A   Form of Note
Exhibit B-1 Form of Request for Borrowing
Exhibit B-2 Form of Request for Conversion to Term Loan
Exhibit C   Form of Asset Base Certificate
Exhibit D   Form of Payment Schedule
Exhibit E   Form of Contribution and Sale Agreement
Exhibit F   Form of Servicing Agreement
Exhibit G   Form of Limited Recourse Agreement
Exhibit H   Form of K&E Opinion
Exhibit I   Account Information
Exhibit J   Form of Addition Certificate
Exhibit K   Form of Initial Addition Certificate